     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 9, 1999


                                         SECURITIES ACT REGISTRATION NO. 2-72097
                                INVESTMENT COMPANY ACT REGISTRATION NO. 811-3175
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                   FORM N-1A

                             REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933                         / /

                          PRE-EFFECTIVE AMENDMENT NO.                        / /


                        POST-EFFECTIVE AMENDMENT NO. 29                      /X/


                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940                       / /


                                AMENDMENT NO. 30                             /X/


                        (Check appropriate box or boxes)
                            ------------------------

                         PRUDENTIAL UTILITY FUND, INC.
               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
              (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7525

                         MARGUERITE E.H. MORRISON, ESQ.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                    (Name and Address of Agent for Service)
                 Approximate date of proposed public offering:
                   As soon as practicable after the effective
                      date of the Registration Statement.
             It is proposed that this filing will become effective
                            (check appropriate box):

                       / / immediately upon filing pursuant to paragraph (b)


                       / / on (date) pursuant to paragraph (b)


                       / / 60 days after filing pursuant to paragraph (a)(1)

                       / / on (date) pursuant to paragraph (a)


                       /X/ 75 days after filing pursuant to paragraph (a)(2)


                       / / on (date) pursuant to paragraph (a)(2) of Rule 485

                          If appropriate, check the following box:

                       / / this post-effective amendment designates a new
                           effective date for a previously filed post-effective amendment

Title of Securities Being Registered............  Shares of Common Stock, par value $.01 per share.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE



This Post-Effective Amendment to the Registration Statement of Prudential Utility Fund, Inc. (File No. 2-72097) is not intended to amend the Prospectus of Prudential Utility Fund, Inc. dated March 1, 1999, except as shown on the following Prospectus supplement.

                            PRUDENTIAL MUTUAL FUNDS
                         Supplement dated May   , 1999

    The Funds' Distributor will solicit subscriptions for each Fund's shares
during a subscription period expected to last from May   , 1999 to June   ,
1999. Each Fund expects to begin a continuous offering of its shares on
           , 1999.

    Listed below are the names of the Prudential Mutual Funds and the date of each Prospectus to which this Supplement relates.

NAME OF FUND                                   PROSPECTUS DATE
---------------------------------------------  ---------------------------------------------
Prudential Financial Services Fund             May   , 1999
Prudential Health Sciences Fund
Prudential Technology Fund

                            PRUDENTIAL MUTUAL FUNDS
                         Supplement dated May   , 1999

    Effective [April 30, 1999], Prudential Utility Fund, Inc. changed its name to Prudential Sector Funds, Inc. (the "Company") in conjunction with the creation of the following three new series: Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund. Also effective on that date, Prudential Utility Fund became a series of the Company.

    The CUSIP numbers for the four series of the Company are now as follows:

PRUDENTIAL FINANCIAL SERVICES FUND           PRUDENTIAL HEALTH SCIENCES FUND
-------------------------------------------  -------------------------------------------
Class A:                                     Class A:
Class B:                                     Class B:
Class C:                                     Class C:
Class Z:                                     Class Z:


PRUDENTIAL TECHNOLOGY FUND                   PRUDENTIAL UTILITY FUND
-------------------------------------------  -------------------------------------------
Class A:                                     Class A:
Class B:                                     Class B:
Class C:                                     Class C:
Class Z:                                     Class Z:

    Listed below are the names of the Prudential Mutual Funds and the date of each Prospectus to which this Supplement relates.

NAME OF FUND                                 PROSPECTUS DATE
-------------------------------------------  -------------------------------------------
Prudential Financial Services Fund           May   , 1999
Prudential Health Sciences Fund
Prudential Technology Fund
Prudential Utility Fund                      March 1, 1999

FUND TYPE:
-------------------------------------
Stock

INVESTMENT OBJECTIVE:
-------------------------------------

Long-term capital appreciation

                      [LOGO]

PRUDENTIAL
FINANCIAL
SERVICES FUND



PRUDENTIAL
HEALTH
SCIENCES FUND



PRUDENTIAL
TECHNOLOGY FUND


---------------------------------------------------------------

PROSPECTUS: MAY    1999



As with all mutual funds, the Securities and
Exchange Commission has not approved or
disapproved the Funds' shares, nor has the SEC
determined that this prospectus is complete or
accurate. It is a criminal offense to state
otherwise.                                        [LOGO]

TABLE OF CONTENTS
-------------------------------------


1          RISK/RETURN SUMMARY
1          Investment Objective and Principal Strategies
2          Principal Risks
3          Fees and Expenses

5          HOW THE FUNDS INVEST
5          Investment Objective and Policies
7          Other Investments
8          Derivative Strategies
9          Additional Strategies
11         Investment Risks

15         HOW THE FUNDS ARE MANAGED
15         Board of Directors
15         Manager
15         Investment Advisers
16         Portfolio Managers
17         Distributor
17         Year 2000 Readiness Disclosure

19         FUND DISTRIBUTIONS AND TAX ISSUES
19         Distributions
20         Tax Issues
21         If You Sell or Exchange Your Shares

23         HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUNDS
23         Initial Offering of Shares
23         How to Buy Shares
32         How to Sell Your Shares
36         How to Exchange Your Shares

38         THE PRUDENTIAL MUTUAL FUND FAMILY

           FOR MORE INFORMATION (Back Cover)


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PRUDENTIAL SECTOR FUNDS, INC.                 [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------


This prospectus provides information about three of the four series of PRUDENTIAL SECTOR FUNDS, INC., which we refer to as "the Company." Those three series are PRUDENTIAL FINANCIAL SERVICES FUND, PRUDENTIAL HEALTH SCIENCES FUND and PRUDENTIAL TECHNOLOGY FUND (each referred to as a "Fund" and collectively as "the Funds"). To obtain information about the fourth series, Prudential Utility Fund, see the back cover page of this prospectus. While the three Funds have some common attributes, such as their investment objective and many of their investment policies, each focuses on a different industry sector. Therefore, some sections of this prospectus deal with each Fund separately, while other sections address all Funds at the same time.


    This section highlights key information about each Fund. Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Each Fund's investment objective is LONG-TERM CAPITAL APPRECIATION. This means we seek investments whose price will increase over time. Each Fund normally invests at least 65% of its total assets in equity-related securities of U.S. companies within a specific industry. We refer to the industry in which each Fund concentrates as its "focus industry."



    --     PRUDENTIAL FINANCIAL SERVICES FUND buys securities of companies, such as banks, finance companies, insurance companies and securities/ brokerage firms, that are primarily engaged in providing financial services.



    --     PRUDENTIAL HEALTH SCIENCES FUND buys securities of pharmaceutical companies, biotechnology companies, medical device manufacturers, healthcare service providers or HMOs, that derive a substantial portion of their sales from healthcare-related products or services.



    --     PRUDENTIAL TECHNOLOGY FUND buys securities of companies that derive or that its investment adviser expects will derive a substantial portion of their sales from products and services in technology and technology-related activities.


    The Funds also may invest up to 35% of their total assets in equity-related securities of companies outside their focus industry. Prudential Financial Services Fund and Prudential Technology Fund may invest up to 20% of their assets in fixed-income securities, and 10% of its assets may be invested in securities that are below investment-grade. Some of the securities in which the Funds invest are issued by foreign companies. We also may use derivatives. While we make every effort to achieve each Fund's investment objective, we can't guarantee success.


--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. Each Fund is subject to risks within its own focus industry because it concentrates its investments in securities of companies within that industry. For example, Prudential Financial Services Fund can be adversely affected by legislative changes and general economic conditions. Prudential Health Sciences Fund faces risks created by governmental regulation and Prudential Technology Fund invests in companies whose products may quickly become obsolete.


    Since each Fund is a sector fund, its holdings can vary significantly from broad market indexes and the performance of a Fund can deviate from the performance of the indexes. Because we invest in stocks, there is the risk that a particular stock we own could go down or pay lower-than-expected dividends. In addition to an individual stock losing value, the value of the equity markets could go down. Stock markets are volatile.


    Our investments in debt securities involve market risk and credit risk. Market risk, which may affect an industry, a sector or the entire market, is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Credit risk is the possibility that an issuer of debt obligations fails to pay a Fund interest or principal.


    Since the Funds invest in foreign securities, there are additional risks. Foreign markets are often more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to U.S. issuers. Changes in currency exchange rates can reduce or increase market performance.


    Each Fund is non-diversified, meaning we can invest more than 5% of the Fund's assets in the securities of any one issuer. Investing in a non-diversified fund, particularly a fund like Prudential Health Sciences Fund, which invests in only 25 to 50 companies, involves greater risk than investing in a diversified mutual fund because a loss resulting from the decline in value of one security may represent a greater portion of the total assets of a non-diversified fund.


    Some of our investment strategies also involve risk. The Funds may use risk management techniques to try to preserve assets or enhance return. These strategies may present above average risks. Derivatives may not fully offset the underlying positions and this could result in losses to the Funds that would not otherwise have occurred.


    Like any mutual fund, an investment in a Fund could lose value, and you could lose money. For more detailed information about the risks associated with each Fund, see "How the Funds Invest--Investment Risks."


    An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


-------------------------------------------------------------------

2  PRUDENTIAL SECTOR FUNDS, INC.                           [LOGO] (800) 225-1852

RISK/RETURN SUMMARY

------------------------------------------------

FEES AND EXPENSES


These tables show the sales charges, fees and expenses for each share class of each Fund--Class A, B, C and Z. The sales charges, fees and expenses of a class are the same for each Fund. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same Fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Funds."


SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

---------------------------------------------------------------------------------
                                 CLASS A      CLASS B      CLASS C      CLASS Z
---------------------------------------------------------------------------------
  Maximum sales charge (load)
   imposed on purchases (as a
   percentage of offering
   price)                             5%         None           1%         None
  Maximum deferred sales
   charge (load) (as a
   percentage of the lower of
   original purchase price or
   sale proceeds)                   None        5%(2)        1%(3)         None
  Maximum sales charge (load)
   imposed on reinvested
   dividends and other
   distributions                    None         None         None         None
  Redemption fees                   None         None         None         None
  Exchange fee                      None         None         None         None

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


---------------------------------------------------------------------------------
                                 CLASS A      CLASS B      CLASS C      CLASS Z
---------------------------------------------------------------------------------
  Management fees(4)                .75%         .75%         .75%         .75%
  + Distribution and service
   (12b-1) fees                     .30%        1.00%        1.00%         None
  + Other expenses                  .65%         .65%         .65%         .65%
  = Total annual Fund
   operating expenses              1.70%        2.40%        2.40%        1.40%
  - Fee waiver or expense
   reimbursement(4)                 .20%         .15%         .15%         .15%
  = NET ANNUAL FUND OPERATING
   EXPENSES(4)                     1.50%        2.25%        2.25%        1.25%



(1) YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.
(2) THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
(3) THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.
(4) FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2000, THE MANAGER HAS CONTRACTUALLY AGREED TO REDUCE ITS MANAGEMENT FEE TO .60 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A, CLASS B, CLASS C AND CLASS Z SHARES OF THE FUND. FOR THE SAME PERIOD, THE DISTRIBUTOR OF THE FUNDS HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

EXAMPLE

This example will help you compare the fees and expenses of each Fund's different share classes and compare the cost of investing in each Fund with the cost of investing in other mutual funds.


    The example assumes that you invest $10,000 in a Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. After the first year, the example does not take into account the Manager's agreement to waive a portion of its fee or the Distributor's agreement to reduce its distribution and service fee for Class A shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



------------------------------------------------------
                                          1 YR  3 YRS
------------------------------------------------------
  Class A shares                          $645    $990
  Class B shares                          $728  $1,034
  Class C shares                          $426    $827
  Class Z shares                          $127    $428


You would pay the following expenses on the same investment if you did not sell your shares:


------------------------------------------------------
                                          1 YR  3 YRS
------------------------------------------------------
  Class A shares                          $645    $990
  Class B shares                          $228    $734
  Class C shares                          $326    $827
  Class Z shares                          $127    $478


-------------------------------------------------------------------

4  PRUDENTIAL SECTOR FUNDS, INC.                           [LOGO] (800) 225-1852

HOW THE FUNDS INVEST

-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

Each Fund's investment objective is LONG-TERM CAPITAL APPRECIATION. This means we seek investments whose price will increase over time. While we make every effort to achieve each Fund's investment objective, we can't guarantee success.


    In pursuing each Fund's objective, we normally invest at least 65% of a Fund's total assets in EQUITY-RELATED SECURITIES OF U.S. COMPANIES IN THE FUND'S FOCUS INDUSTRIES. Each Fund considers a company to be principally engaged in a focus industry or "concentrated" if at the time of investment, in the opinion of the investment adviser, at least 50% of a company's assets, revenues or profits on a consolidated basis are derived from operations in that area.


PRUDENTIAL FINANCIAL SERVICES FUND concentrates on companies in the banking and financial services industries. Companies in the banking industry include thrifts, commercial and industrial banking and savings institutions (including their parent holding companies). Companies in the financial services industry include brokerage and advisory firms, commercial and industrial finance companies, diversified financial service companies, leasing companies, and insurance companies (including multiline, property, casualty and life insurance companies and insurance holding companies).


PRUDENTIAL HEALTH SCIENCES FUND focuses on 25 to 50 companies primarily engaged in the drug, health care, medicine, medical device and biotechnology industries. These companies may include manufacturers of healthcare products, such as pharmaceutical firms, biotechnology companies, or medical device companies; as well as providers of healthcare- or healthcare-related services, such as hospitals, nursing homes, assisted living centers, physician practices, healthcare insurance companies including HMOs, distributors and retailers of healthcare products, healthcare information-technology suppliers, contract research organizations, and providers of outsourcing or other services to the healthcare industry.


-------------------------------------------------------------------

WE'RE VALUE INVESTORS.


In deciding which stocks to buy for Prudential Financial Services Fund, we use what is known as a value investment style. That is, we invest in companies selling at a price that is low relative to the company's earnings, assets, cash flow and dividends.

-------------------------------------------------------------------
-------------------------------------------------------------------

WE'RE ALSO GROWTH INVESTORS.


In deciding which stocks to buy for Prudential Health Sciences Fund, we use what is known as a growth investment style for the portfolio's assets. This means we invest in companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity and a strong balance sheet. Such companies generally trade at high prices relative to their current earnings.

-------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW THE FUNDS INVEST


------------------------------------------------

PRUDENTIAL TECHNOLOGY FUND concentrates on companies that derive or that its investment adviser expects will derive a substantial portion of their sales from products and services in technology and technology-related activities. These companies include those that design, manufacture or sell computers and peripheral products, electronic components and systems software, equipment vendors, electronic component manufacturers and distributors and electronic instruments and system vendors. They also include companies that provide media, telecommunication and information services and companies expected to benefit from technological advances and improvements.


    Equity-related securities include common stock, convertible securities, nonconvertible preferred stock, American Depositary Receipts (ADRs), warrants and rights that can be exercised to obtain stock, investments in various types of business ventures, including partnerships and joint ventures, real estate investment trusts, and similar securities. Convertible securities are securities--like bonds, corporate notes and preferred stock--that we can convert into the company's common stock or some other equity security. We buy equity-related securities of companies of every size--small, medium and large capitalization.



INVESTMENTS IN NON-FOCUS INDUSTRIES


Under normal circumstances, each Fund may invest up to 35% of its total assets in securities of issuers not in its focus industry. These include equity-related securities and money market instruments. Money market instruments include the commercial paper of corporations, the obligations of banks, certificates of deposit and obligations issued or guaranteed by the U.S. government or its agencies or a foreign government.


-------------------------------------------------------------------

OUR GROWTH STRATEGY


In managing Prudential Technology Fund, we look for companies that have growth in sales and earnings driven by products or services. These companies usually have a unique market niche, a strong new product profile or superior management. We analyze companies using both fundamental and/or quantitative techniques.

-------------------------------------------------------------------

-------------------------------------------------------------------

6  PRUDENTIAL SECTOR FUNDS, INC.                           [LOGO] (800) 225-1852

HOW THE FUNDS INVEST


------------------------------------------------

FOREIGN SECURITIES


We may invest up to 35% of each Fund's total assets in FOREIGN SECURITIES, including money market instruments and other fixed-income securities, stocks and other equity-related securities. Foreign securities have additional risks. Foreign markets are more volatile than U.S. markets. Changes in currency exchange rates can reduce or increase market performance. We do not consider ADRs and other similar receipts or shares to be foreign securities within the 35% limit. The ability to choose securities from around the world allows us to pursue potentially higher returns and decrease Fund risk through diversification.



FIXED-INCOME OBLIGATIONS


Prudential Financial Services Fund and Prudential Technology Fund may invest up to 20% of its total assets in debt securities, including up to 10% in those rated lower than investment grade (below BBB/Baa), called "high-yield" or "junk" bonds. These lower rated obligations are subject to a greater risk of loss of principal and interest.



    For more information, see "How the Funds are Managed--Investment Risks" below and the Statement of Additional Information, "Description of the Funds, Their Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Funds. To obtain a copy, see the back cover page of this prospectus.



    Each Fund's investment objective is a fundamental policy that cannot be changed without approval of that Fund's shareholders. The Board of the Company can change investment policies that are not fundamental.


OTHER INVESTMENTS

In addition to the principal strategies, we also may make the following investments to try to increase each Fund's returns or protect its assets if market conditions warrant.



SHORT SALES


Prudential Health Sciences Fund and Prudential Technology Fund may use short sales, where a Fund sells a security it does not own, with the expectation of a decline in the market value of that security. To complete the


--------------------------------------------------------------------------------

HOW THE FUNDS INVEST


------------------------------------------------

transaction, the Fund will borrow the security to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The price at that time may be more or less than the price at which the Fund sold the security. The Fund is required to pay the lender any dividends or interest accrued. To borrow the security, the Fund may pay a premium which would increase the cost of the security sold.


TEMPORARY DEFENSIVE INVESTMENTS

In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of a Fund's assets in money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Fund's assets when the equity markets are unstable.


REPURCHASE AGREEMENTS

Each Fund also may use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund.


DERIVATIVE STRATEGIES

We may use various derivative strategies to try to improve a Fund's returns or protect its assets, although we cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, a Fund's investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Fund's overall investment objective. The Fund's investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we may use may not match the Fund's underlying holdings.


-------------------------------------------------------------------

8  PRUDENTIAL SECTOR FUNDS, INC.                           [LOGO] (800) 225-1852

HOW THE FUNDS INVEST

------------------------------------------------

OPTIONS

Each Fund may purchase and sell put and call options on equity securities and stock indexes and currencies traded on U.S. or foreign securities exchanges, on NASDAQ or in the over-the-counter market. An option is the right to buy or sell securities in exchange for a premium. The Funds will sell only covered options.


FUTURES CONTRACTS AND RELATED OPTIONS,
FOREIGN CURRENCY FORWARD CONTRACTS

Each Fund may purchase and sell stock and bond index futures contracts and related options on stock and bond index futures to improve a Fund's returns or protect its assets. Each Fund also may purchase and sell futures contracts on foreign currencies and related options on foreign currency futures contracts. A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. Each Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price.



    For more information about these strategies, see the SAI, "Description of the Funds, Their Investments and Risks--Risk Management and Return Enhancement Strategies."


ADDITIONAL STRATEGIES

Each Fund also follows certain policies when it BORROWS MONEY (each Fund can borrow up to 33 1/3% of the value of its total assets); LENDS ITS SECURITIES to others (each Fund can lend up to 33% of the value of its total assets, including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (each Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market and repurchase agreements with maturities longer than seven days). Each Fund is "NON-DIVERSIFIED," meaning it can invest more than 5% of its assets in the securities of one issuer. Each Fund is subject to certain other investment restrictions that are fundamental policies, and cannot be changed without that Fund's shareholders' approval. For more information about these restrictions, see the SAI.


--------------------------------------------------------------------------------

HOW THE FUNDS INVEST


------------------------------------------------

PORTFOLIO TURNOVER


Prudential Health Sciences Fund and Prudential Technology Fund may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect a Fund's performance. It also can result in a greater amount of distributions as ordinary income rather than long-term capital gains. Prudential Financial Services Fund is not expected to have a high portfolio turnover.


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10  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW THE FUNDS INVEST

------------------------------------------------

INVESTMENT RISKS

As noted, all investments involve risk, and investing in a Fund is no exception. Since each Fund's holdings can vary significantly from broad market indexes, performance of a Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Funds' principal investments and certain other investments the Funds may make. See, too, "Description of the Funds, Their Investments and Risks" in the SAI.

INVESTMENT TYPE


--------------------------------------------------------------------------
% OF FUND'S TOTAL ASSETS                  RISKS                    POTENTIAL REWARDS
-----------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  SECURITIES OF FINANCIAL SERVICES        -- Companies in which    -- Potential for
  COMPANIES                                    the Fund invests         capital
  (PRUDENTIAL FINANCIAL SERVICES FUND         may be adversely         appreciation
  ONLY)                                       affected by the      -- Companies in which
  AT LEAST 65%                                adoption of               the Fund invests
                                              legislation that         may be positively
                                              promotes                 affected by the
                                              competition in the       adoption of
                                              financial services       legislation that
                                              industry                 affects both
                                          -- General economic          competition in the
                                              conditions affect        banking industry as
                                              companies that face      well as increased
                                              exposure to credit       savings and
                                              losses and depend        investment
                                              on interest-rate     -- General economic
                                              activity                 conditions may
                                          -- Financial services        reduce exposure to
                                              companies may use        credit losses and
                                              leverage more            dependence on
                                              actively than            interest rate
                                              companies in other       activity
                                              industries           -- As baby boomers
                                          -- Changes in                approach retirement
                                               regulatory              age, the financial
                                              environment              services industry
                                          -- See equity-related        is poised to profit
                                              securities               from retirement
                                                                       investing
------------------------------------------------------------------------------------
  SECURITIES OF HEALTH SCIENCES           -- Issuers are often     -- Potential for
  COMPANIES (PRUDENTIAL HEALTH SCIENCES       subject to                capital
  FUND ONLY)                                  government               appreciation
  AT LEAST 65%                                regulation and       -- New products or
                                              approval, which          services which are
                                              could affect the         introduced may reap
                                              price and                profits from
                                              availability of          rendering others
                                              their products or        obsolete
                                              services             -- Technological
                                          -- Product cycle may be       advances in
                                              volatile                 healthcare products
                                          -- Products and              and services may
                                               services may            produce safer, more
                                              quickly become           effective and more
                                              obsolete                 profitable
                                          -- Products may be           therapies for unmet
                                              withdrawn for            medical needs
                                              safety reasons       -- The aging of the
                                          -- See equity-related         U.S. population
                                              securities               and the
                                                                       industrialization
                                                                       of emerging markets
                                                                       are expected to
                                                                       increase demand for
                                                                       healthcare products
                                                                       and services
                                                                   -- The healthcare
                                                                        industry enjoys
                                                                       demand that is
                                                                       relatively
                                                                       insensitive to the
                                                                       ups and downs of
                                                                       the business cycle
------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HOW THE FUNDS INVEST

------------------------------------------------

INVESTMENT TYPE (CONT'D)


-----------------------------------------------------------------------------------------------
% OF FUND'S TOTAL ASSETS                  RISKS                           POTENTIAL REWARDS
-----------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  SECURITIES OF TECHNOLOGY COMPANIES      -- Products and services may    -- Potential for capital
  (PRUDENTIAL TECHNOLOGY FUND ONLY)           quickly become obsolete         appreciation
  AT LEAST 65%                            -- Dependence on global         -- New products or services
                                              markets                         which are introduced may
                                          -- See equity-related               reap profits from
                                              securities                      rendering others obsolete
------------------------------------------------------------------------------------
  EQUITY-RELATED SECURITIES               -- Individual stocks could      -- Historically, stocks have
  AT LEAST 65%                                lose value                      outperformed other
                                          -- The equity markets could go      investments over the long
                                              down, resulting in a            term
                                              decline in value of a       -- Generally, economic growth
                                              Fund's investments              means higher corporate
                                          -- Companies that pay               profits, which leads to an
                                              dividends may not do so if      increase in stock prices,
                                              they don't have profits or      known as capital
                                              adequate cash flow              appreciation
                                          -- Changes in economic or       -- May be a source of dividend
                                              political conditions, both      income
                                              domestic and
                                              international, may result
                                              in a decline in value of a
                                              Fund's investments
------------------------------------------------------------------------------------
  FOREIGN SECURITIES                      -- Foreign markets, economies   -- Investors can participate
  UP TO 35%                                   and political systems may       in the growth of foreign
                                              not be as stable as in the      markets and companies
                                              U.S.                            operating in those markets
                                          -- Currency risk-- changing     -- Changing values of foreign
                                              values of foreign               currencies
                                              currencies                  -- Opportunities for
                                          -- May be less liquid than          diversification
                                              U.S. stocks and bonds
                                          -- Differences in foreign
                                              laws, accounting standards
                                              and public information,
                                              custody and settlement
                                              practices
                                          -- Year 2000 conversion may be
                                              more of a problem for some
                                              foreign issuers
------------------------------------------------------------------------------------


-------------------------------------------------------------------

12  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW THE FUNDS INVEST

------------------------------------------------

INVESTMENT TYPE (CONT'D)


-----------------------------------------------------------------------------------------------
% OF FUND'S TOTAL ASSETS                  RISKS                           POTENTIAL REWARDS
-----------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  DERIVATIVES                             -- Derivatives such as          -- A Fund could make money and
  PERCENTAGE VARIES                           futures, options and            protect against losses if
                                              foreign currency forward        the investment analysis
                                              contracts that are used         proves correct
                                              for hedging purposes may    -- Derivatives that involve
                                              not fully offset the            leverage could generate
                                              underlying positions and        substantial gains at low
                                              this could result in            cost
                                              losses to a Fund that       -- One way to manage a Fund's
                                              would not have otherwise        risk/return balance is to
                                              occurred                        lock in the value of an
                                          -- Derivatives used for risk        investment ahead of time
                                              management may not have
                                              the intended effects and
                                              may result in losses or
                                              missed opportunities
                                          -- The other party to a
                                              derivatives contract could
                                              default
                                          -- Derivatives that involve
                                              leverage could magnify
                                              losses
                                          -- Certain types of
                                              derivatives involve costs
                                              to a Fund that can reduce
                                              returns
------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HOW THE FUNDS INVEST

------------------------------------------------

INVESTMENT TYPE (CONT'D)


-----------------------------------------------------------------------------------------------
% OF FUND'S TOTAL ASSETS                  RISKS                           POTENTIAL REWARDS
-----------------------------------------------------------------------------------
------------------------------------------------------------------------------------
  FIXED-INCOME OBLIGATIONS                -- A Fund's holdings, share     -- Bonds have generally
  (PRUDENTIAL FINANCIAL                       price, yield and total          outperformed money market
  SERVICES FUND AND                           return may fluctuate in         instruments over the long
  PRUDENTIAL TECHNOLOGY FUND)                 response to bond market         term with less risk than
  UP TO 20%                                   movements                       stocks
                                          -- Credit risk--the default of  -- Most bonds will rise in
                                              an issuer would leave a         value when interest rates
                                              Fund with unpaid interest       fall
                                              or principal. The lower a   -- Regular interest income
                                              bond's quality, the higher  -- Investment-grade bonds have
                                              its potential volatility        a lower risk of default
                                          -- Market risk--the risk that   -- Generally more secure than
                                              the market value of an          stock since companies must
                                              investment may move up or       pay their debts before
                                              down, rapidly or                they pay dividends
                                              unpredictably. Market risk  -- Junk bonds offer higher
                                              may affect an industry, a       yields and higher
                                              sector or the market as a       potential gains
                                              whole
                                          -- Interest rate risk--the
                                              value of most bonds will
                                              fall when interest rates
                                              rise; the longer a bond's
                                              maturity and the lower its
                                              credit quality, the more
                                              its value typically falls.
                                              It can lead to price
                                              volatility
                                          -- Junk bonds have a higher
                                              risk of default, tend to
                                              be less liquid and may be
                                              more difficult to value
------------------------------------------------------------------------------------
  SHORT SALES                             -- (to come)
  (PRUDENTIAL HEALTH SCIENCES FUND AND
  PRUDENTIAL TECHNOLOGY FUND)
------------------------------------------------------------------------------------
  ILLIQUID SECURITIES                     -- May be difficult to value    -- May offer a more attractive
  UP TO 15% OF NET ASSETS                     precisely                       yield or potential for
                                          -- May be difficult to sell at      growth than more widely
                                              the time or price desired       traded securities
------------------------------------------------------------------------------------
  MONEY MARKET INSTRUMENTS                -- Limits potential for         -- May preserve a Fund's
  UP TO 100% ON A TEMPORARY BASIS             capital appreciation            assets
                                          -- See credit risk and market
                                              risk
------------------------------------------------------------------------------------


-------------------------------------------------------------------

14  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW THE FUNDS ARE MANAGED

-------------------------------------


BOARD OF DIRECTORS


The Company's Board of Directors oversees the actions of the Manager, Investment Advisers and Distributor and decides on general policies. The Board also oversees the Company's officers who conduct and supervise the daily business operations of each Fund.


MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077


    Under a management agreement with each Fund, PIFM manages the Fund's investment operations and administers its business affairs. After the waiver, each Fund pays PIFM annual management fees of .60 of 1% of its average net assets.


    As of March 31, 1999, PIFM served as the Manager to all   of the Prudential
mutual funds, and as Manager or administrator to   closed-end investment
companies, with aggregate assets of approximately $   billion.



INVESTMENT ADVISERS



    --     PRUDENTIAL FINANCIAL SERVICES FUND AND PRUDENTIAL TECHNOLOGY FUND.
The Prudential Investment Corporation, called Prudential Investments, is the investment adviser to Prudential Financial Services Fund and Prudential Technology Fund. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102.



    --     PRUDENTIAL HEALTH SCIENCES FUND. Jennison Associates LLC, called
Jennison, is the investment adviser to Prudential Health Sciences Fund. Its address is 466 Lexington Avenue, New York, New York 10017.


    PIFM has responsibility for all investment advisory services and supervises Prudential Investments and Jennison. PIFM reimburses Prudential Investments for its reasonable costs and expenses and pays Jennison for its services a fee at an annual rate of .30% of Prudential Health Science Fund's average daily net assets up to and including $300 million, and .25% of the Fund's average daily net assets over $300 million.


--------------------------------------------------------------------------------

HOW THE FUNDS ARE MANAGED


------------------------------------------------

PORTFOLIO MANAGERS



    --     PRUDENTIAL FINANCIAL SERVICES FUND. Patrick O'Brien is the portfolio manager of the Fund. MR. O'BRIEN joined Prudential Investments in 1999 after six years as an analyst with Wellington Management and Schneider Capital Management. Mr. O'Brien served as a general analyst for both of these firms, with a primary focus on banks, savings and loans, finance companies, real estate investment trusts and industrials.



    --     PRUDENTIAL HEALTH SCIENCES FUND. Kathleen McCarragher and David Chan
are the portfolio managers of the Fund.


    KATHLEEN MCCARRAGHER, Director and Executive Vice President of Jennison, is also Jennison's Growth Equity Investment Strategist. She joined Jennison in 1998 after a 20-year investment career, including positions at Weiss, Peck & Greer (1992 to 1998) and State Street Research and Management Company, where she was a member of the Investment Committee. Ms. McCarragher received her MBA from Harvard Business School in 1982 and her BBA summa cum laude in Finance from the University of Wisconsin in 1977. DAVID CHAN, Director and Senior Vice President of Research of Jennison, joined Jennison in 1992. Previously, he was employed at the Boston Consulting Group where he was a team leader and consultant on projects in many industries, including pharmaceuticals and drug retailing and distribution. He received his MBA from Columbia University in 1989 and his BA in Biochemistry from Harvard University in 1983.



    --     PRUDENTIAL TECHNOLOGY FUND. Susan Hirsch, John Mullman and Jeff Rose,
CFA are the portfolio managers of the Fund.


    SUSAN HIRSCH, a Managing Director of Prudential Investments, joined Prudential Investments in July 1996. Before that she was employed by Lehman Brothers Global Asset Management from 1988 to 1996 and Delphi Asset Management in 1996. She managed growth stock portfolios at both firms. During this time, Susan Hirsch was named as an INSTITUTIONAL INVESTOR All-American Research Team Analyst for small growth stocks in 1991, 1992 and 1993.


    JOHN MULLMAN, CFA, a Managing Director of Prudential Investments, has been an employee of Prudential since 1987. Since 1996, he has co-managed the U.S. portion of several global small cap portfolios, including Prudential Global Genesis Fund, Inc. From 1987 to 1995, Mr. Mullman co-managed a portfolio of private debt and equity securities for the Prudential


-------------------------------------------------------------------

16  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW THE FUNDS ARE MANAGED


------------------------------------------------

Private Placement Group. He has an MBA from the Yale School of Management and received a Chartered Financial Analyst designation in 1990.


    JEFF ROSE is a Vice President and Portfolio Manager of Prudential Investments, which he joined in June 1994 as an equity analyst. Before that, he co-managed a portfolio of private debt and equity securities for Prudential Capital Group (May 1992 to June 1994). He also serves as a portfolio manager of Prudential Balanced Fund and Prudential Gibraltar Fund.


DISTRIBUTOR

Prudential Investment Management Services LLC (PIMS) distributes the Funds' shares under a Distribution Agreement with each Fund. Each Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreements, PIMS pays the expenses of distributing each Fund's Class A, B, C and Z shares and provides certain shareholder support services. Each Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" table.


YEAR 2000 READINESS DISCLOSURE

The services provided to the Funds and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Funds, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Funds that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Company's Board receives and has received since early 1998 satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner. Moreover,


--------------------------------------------------------------------------------

HOW THE FUNDS ARE MANAGED


------------------------------------------------

the Funds at this time have not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.


    Additionally, issuers of securities generally, as well as those purchased by a Fund, may confront year 2000 compliance issues, which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and could result in a decline in the value of the securities held by a Fund.


-------------------------------------------------------------------

18  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
-------------------------------------


Investors who buy shares of a Fund should be aware of some important tax issues. For example, each Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account
(IRA) or some other qualified tax-deferred plan or account.


    Also, if you sell shares of a Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified tax-deferred plan or account.

    The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

Each Fund distributes DIVIDENDS of any net investment income to shareholders typically annually. For example, if a Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from a Fund will be taxed as ordinary income whether or not they are reinvested in the Fund.


    Each Fund also distributes realized net CAPITAL GAINS to shareholders-- typically once a year--which are generated when a Fund sells its assets for a profit. For example, if a Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long a Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20% but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 39.6%. Different rates apply to corporate shareholders.


    For your convenience, a Fund's distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.


--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------
For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

TAX ISSUES
FORM 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of a Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.


    Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends-received deduction for certain dividends.


WITHHOLDING TAXES

If federal tax law requires you to provide a Fund with your tax identification number and certifications as to your tax status, and you fail to do this, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. If you are subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.


IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of a Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of a Fund decreases by the


-------------------------------------------------------------------

20  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------
amount of the dividend and the market changes (if any) to reflect the payout. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.

QUALIFIED RETIREMENT PLANS

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.


IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of a Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of a Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

RECEIPTS  +$  CAPITAL GAIN
              (taxes owed)

                                                    OR

FROM SALE  -$  CAPITAL LOSS
               (offset against gain)


    Exchanging your shares of a Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

    Any gain or loss you may have from selling or exchanging Fund shares will not be reported on the Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or

--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------
exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES

We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.


-------------------------------------------------------------------

22  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE FUNDS
-------------------------------------



INITIAL OFFERING OF SHARES


PIMS will solicit subscriptions for Class A, Class B, Class C and Class Z shares
of each Fund during a subscription period beginning May   , 1999 and expected to
end June   , 1999. Fund shares subscribed for during this time will be issued at a net asset value of $10.00 per share on a closing date expected to occur on
            , 1999. An initial sales charge of 5% (5.26% of the net amount invested) is imposed on each transaction in Class A shares. This initial sales charge may be reduced depending on the amount of the purchase as shown in the table under "Reducing or Waiving Class A's Initial Sales Charge." An initial sales charge of 1% (1.01% of the net amount invested) is imposed on each transaction in Class A shares. Your broker will notify you of the end of the subscription period. Payment for Fund shares will be due within three days. If you send an order during the subscription period along with payment, your money will be returned unless you allow the money to be invested in Prudential MoneyMart Assets, Inc. (MoneyMart Fund), a money market fund. If this is your first investment in MoneyMart Fund, all amounts received and invested in MoneyMart Fund, including any dividends received on these funds, will be automatically invested in this Fund on the closing date. If you previously owned shares of MoneyMart Fund, dividends accrued on your shares will not be exchanged for Fund shares. You will not receive share certificates. The minimum initial investment if $1,000 for Class A and Class B shares and $2,500 for Class C shares. There are no minimum investment requirements for Class Z shares and for certain retirement and employee savings plans or custodial accounts for minors.


    If you subscribe for shares, you will not have any rights as a shareholder of a Fund until your shares are paid for and their issuance has been reflected in the Fund's books. We reserve the right to withdraw, modify or terminate the initial offering without notice and to refuse any order in whole or in part. We
anticipate that a continuous offering of Fund shares will begin on            ,
1999.


HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT

If you don't have an account with us or a securities firm that is permitted to buy or sell shares of a Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852, or contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE FUNDS
------------------------------------------------

    To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of a Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into a Fund) or suspend or modify a Fund's sale of its shares.


STEP 2: CHOOSE A SHARE CLASS

Individual investors can choose among Class A, Class B, Class C and Class Z shares of a Fund, although Class Z shares are available only to a limited group of investors.

    Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
    When choosing a share class, you should consider the following:
     --    The amount of your investment
     -- The length of time you expect to hold the shares and the impact of varying distribution fees
     -- The different sales charges that apply to each share class-- Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC
     --    Whether you qualify for any reduction or waiver of sales charges
     -- The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

     --    Whether you qualify to purchase Class Z shares.

    See "How to Sell Your Shares" for a description of the impact of CDSCs.

-------------------------------------------------------------------

24  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE FUNDS
------------------------------------------------

SHARE CLASS COMPARISON. Use this chart to help you compare the Funds' different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.



-----------------------------------------------------------------------------------
                                   CLASS A            CLASS B           CLASS C          CLASS Z
-----------------------------------------------------------------------------------
  Minimum purchase amount(1)    $1,000           $1,000              $2,500           None
  Minimum amount for            $100             $100                $100             None
   subsequent purchases(1)
  Maximum initial sales charge  5% of the        None                1% of the        None
                                public                               public
                                offering price                       offering price
  Contingent Deferred Sales     None             If sold during:     1% on sales      None
   Charge (CDSC)(2)                              Year 1    5%        made within 18
                                                 Year 2    4%        months of
                                                 Year 3    3%        purchase
                                                 Year 4    2%
                                                 Years 5/6  1%
                                                 Year 7    0%
  Annual distribution and       .30 of 1%        1%                  1%               None
   service (12b-1) fees shown   (.25 of 1%
   as a percentage of average   currently)
   net assets(3)



(1) THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "ADDITIONAL SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN."
(2) FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "HOW TO SELL YOUR SHARES-- CONTINGENT DEFERRED SALES CHARGE (CDSC)."
(3) THESE DISTRIBUTION FEES ARE PAID FROM A FUND'S ASSETS ON A CONTINUOUS BASIS. OVER TIME, THE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES. THE SERVICE FEE FOR CLASS A, CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING THE .25 OF 1% SERVICE
     FEE) AND IS .75 OF 1% FOR CLASS B AND CLASS C SHARES.

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE FUNDS
------------------------------------------------


REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

-----------------------------------------------------------------------------------
                                       SALES CHARGE AS %       SALES CHARGE AS %          DEALER
        AMOUNT OF PURCHASE             OF OFFERING PRICE       OF AMOUNT INVESTED       REALLOWANCE
-----------------------------------------------------------------------------------
  Less than $25,000                                  5.00%                    5.26%             4.75%
  $25,000 to $49,999                                 4.50%                    4.71%             4.25%
  $50,000 to $99,999                                 4.00%                    4.17%             3.75%
  $100,000 to $249,999                               3.25%                    3.36%             3.00%
  $250,000 to $499,999                               2.50%                    2.56%             2.40%
  $500,000 to $999,999                               2.00%                    2.04%             1.90%
  $1 million and above*                               None                     None              None

* IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES.

    To satisfy the purchase amounts above, you can:


     --    Invest with an eligible group of related investors;



     -- Buy the Class A shares of two or more Prudential mutual funds at the same time;



     -- Use your RIGHTS OF ACCUMULATION, which allow you to combine the value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation); or



     -- Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in a Fund and other Prudential mutual funds within 13 months.


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26  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE FUNDS
------------------------------------------------

BENEFIT PLANS. Benefit Plans can avoid Class A's initial sales charge if the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential mutual funds (excluding money market funds other than those acquired under the exchange privilege) or 250 eligible employees or participants. For these purposes, a Benefit Plan is a pension, profit-sharing or other employee benefit plan qualified under Section 401 of the Internal Revenue Code, a deferred compensation or annuity plan under Sections 403(b) and 457 of the Internal Revenue Code, and a "rabbi" trust or a nonqualified deferred compensation plan sponsored by an employer that has a tax-qualified benefit plan with Prudential. Class A shares also may be purchased without a sales charge by participants who are repaying loans from Benefit Plans where Prudential (or its affiliates) provides administrative or recordkeeping services, sponsors the product or provides account services.

    Certain Prudential retirement programs--such as PruArray Association Benefit Plans and PruArray Savings Programs--may also be exempt from Class A's sales charge. For more information, see the SAI or contact your financial adviser. In addition, waivers are available to investors in certain programs sponsored by brokers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:


     -- Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services;


     -- Mutual fund "supermarket" programs where the sponsor links its customers' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.


OTHER TYPES OF INVESTORS. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, Prudential mutual funds, the subadvisers of the Prudential mutual funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."


--------------------------------------------------------------------------------

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE FUNDS
------------------------------------------------

WAIVING CLASS C'S INITIAL SALES CHARGE


BENEFIT PLANS. Benefit Plans (as defined above) may purchase Class C shares without paying an initial sales charge. Class C shares also may be purchased without an initial sales charge by participants who are repaying loans from Benefit Plans where Prudential (or its affiliates) provides administrative or recordkeeping services, sponsors the product or provides account services.


PRUDENTIAL RETIREMENT PLANS. The initial sales charge will be waived for purchases of Class C shares by both qualified and nonqualified retirement and deferred compensation plans participating in a PruArray Plan and other plans if Prudential also provides administrative or recordkeeping services.


INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:



     --    Purchase your shares through an account at Prudential Securities;



     -- Purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation; or



     --    Purchase your shares through another broker.


    This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers appropriate.

QUALIFYING FOR CLASS Z SHARES

Class Z shares of a Fund can be purchased by any of the following:



     -- Any Benefit Plan, as defined above, and certain nonqualified plans, provided the Benefit Plan--in combination with other plans sponsored by the same employer or group of related employers--has at least $50 million in defined contribution assets


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28  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE FUNDS
------------------------------------------------

     -- Participants in any fee-based program or trust program sponsored by Prudential or an affiliate which includes mutual funds as investment options and that Fund as an available option



     -- Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option



     -- Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and, as of September 20, 1996, were either Class Z shareholders of the Prudential mutual funds or executed a letter of intent to purchase Class Z shares of the Prudential mutual funds



     -- Current and former Directors/Trustees of the Prudential mutual funds (including the Company)


     -- Employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan


     --    Prudential with an investment of $10 million or more.


    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS

If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we also will convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.


    When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."


--------------------------------------------------------------------------------

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE FUNDS
------------------------------------------------

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY


The price you pay for each share of a Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV-- is determined by a simple calculation; it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Company's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.


    We determine the NAV of each Fund's shares once each business day at 4:15 p.m. New York Time on days that the New York Stock Exchange is open for trading. We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of a Fund's portfolio do not materially affect the NAV.



WHAT PRICE WILL YOU PAY FOR SHARES OF A FUND?


For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.


-------------------------------------------------------------------
MUTUAL FUND SHARES

The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of fund XYZ will increase.

-------------------------------------------------------------------

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30  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE FUNDS
------------------------------------------------

STEP 4: ADDITIONAL SHAREHOLDER SERVICES

As a Fund shareholder, you can take advantage of the following services and privileges:


AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, each Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in your Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015


AUTOMATIC INVESTMENT PLAN. You can make regular purchases of a Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.


RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs, or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.


THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.


--------------------------------------------------------------------------------

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE FUNDS
------------------------------------------------

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.



REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Funds. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.


HOW TO SELL YOUR SHARES

You can sell your shares of a Fund for cash (in the form of a check) at any time, subject to certain restrictions.


    When you sell shares of a Fund--also known as redeeming your shares-- the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, he must receive your order to sell by 4:15 p.m. New York Time to process the sale on that day. Otherwise, contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010


    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.


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32  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE FUNDS
------------------------------------------------

RESTRICTIONS ON SALES


There are certain times when you may not be able to sell shares of a Fund, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."


    If you are selling more than $50,000 of shares, you want the check sent to someone or some place that is not in our records or you are a business or a trust, and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order guaranteed by a financial institution. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."


CONTINGENT DEFERRED SALES CHARGE (CDSC)

If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:


     -- Amounts representing shares you purchased with reinvested dividends and distributions


     -- Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares



     -- Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares).


    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
    As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE FUNDS
------------------------------------------------

anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase. For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.

    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

     -- After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy (with rights of survivorship), provided the shares were purchased before the death or disability

     -- To provide for certain distributions--made without IRS penalty-- from a tax-deferred retirement plan, IRA or Section 403(b) custodial account


     --    On certain sales from a Systematic Withdrawal Plan.


    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
PRUDENTIAL RETIREMENT PLANS. The CDSC will be waived for purchases of Class C shares by both qualified and nonqualified retirement and deferred compensation plans participating in a PruArray Plan and other plans if Prudential also provides administrative or recordkeeping services. The CDSC will also be waived on redemptions from Benefit Plans sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in The Guaranteed Investment Account (a group annuity insurance product sponsored by Prudential), the Guaranteed Insulated Separate Account (a separate account offered by Prudential) and shares of The Stable Value Fund (an unaffiliated bank collective fund).

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34  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE FUNDS
------------------------------------------------

OTHER BENEFIT PLANS. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker not affiliated with Prudential and for which the broker provides administrative or recordkeeping services.


REDEMPTION IN KIND

If the sales of a Fund's shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.


SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize Fund expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other tax-deferred plan or account.


90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."


RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE FUNDS
------------------------------------------------

HOW TO EXCHANGE YOUR SHARES


You can exchange your shares of a Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.

    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010


    There is no sales charge for such exchanges. However, if you exchange-- and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.
    Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

    If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange


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36  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

HOW TO BUY, SELL AND EXCHANGE
SHARES OF THE FUNDS
------------------------------------------------
privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.


FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage a Fund's investments. When market timing occurs, a Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash a Fund will have to invest. When in our opinion such activity would have a disruptive effect on portfolio management, each Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. A Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If a Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.


--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.

STOCK FUNDS
PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL SMALL-CAP INDEX FUND
  PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL JENNISON GROWTH FUND
  PRUDENTIAL JENNISON GROWTH & INCOME FUND
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND

PRUDENTIAL SECTOR FUNDS, INC.


  PRUDENTIAL FINANCIAL SERVICES FUND


  PRUDENTIAL HEALTH SCIENCES FUND


  PRUDENTIAL TECHNOLOGY FUND


  PRUDENTIAL UTILITY FUND

PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE FUND, INC.
PRUDENTIAL TAX-MANAGED EQUITY FUND

PRUDENTIAL 20/20 FOCUS FUND

NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND

ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND
GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
  PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
  PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL EUROPE INDEX FUND
  PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  GLOBAL SERIES
  INTERNATIONAL STOCK SERIES
GLOBAL UTILITY FUND, INC.

GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
  LIMITED MATURITY PORTFOLIO
PRUDENTIAL INTERMEDIATE GLOBAL
  INCOME FUND, INC.
PRUDENTIAL INTERNATIONAL BOND FUND, INC.
THE GLOBAL TOTAL RETURN FUND, INC.

-------------------------------------------------------------------

38  PRUDENTIAL SECTOR FUNDS, INC.                          [LOGO] (800) 225-1852

-------------------------------------

BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL STRUCTURED MATURITY FUND, INC.
  INCOME PORTFOLIO

TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  MASSACHUSETTS SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  NORTH CAROLINA SERIES
  OHIO SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
  MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  CONNECTICUT MONEY MARKET SERIES
  MASSACHUSETTS MONEY MARKET SERIES
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES

COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND

INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES

--------------------------------------------------------------------------------

FOR MORE INFORMATION:
--------------------------------------------------------------------------------


Please read this prospectus before you invest in a Fund and keep it for future reference. For information or shareholder questions contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
  (if calling from outside the U.S.)

--------------------------------
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769

------------------------------------
Visit Prudential's Web Site At:
http://www.prudential.com

--------------------------------

Additional information about the Funds can be obtained without charge and can be found in the following documents:


STATEMENT OF ADDITIONAL
  INFORMATION (SAI)
 (incorporated by reference into this prospectus)


ANNUAL REPORT
  (contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance)


SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
  (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in
Washington, DC
  (For hours of operation, call (800) SEC-0330.)

Via the Internet:
http://www.sec.gov

--------------------------------
CUSIP Numbers:

Prudential Financial Services Fund


  Class A:
  Class B:
  Class C:
  Class Z:



Prudential Health Sciences Fund


  Class A:
  Class B:
  Class C:
  Class Z:



Prudential Technology Fund


  Class A:
  Class B:
  Class C:
  Class Z:


Investment Company Act File No:

811-3175


MF A                                     [LOGO] Printed on Recycled Paper

                         PRUDENTIAL SECTOR FUNDS, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY   , 1999



    Prudential Sector Funds, Inc., formerly Prudential Utility Fund, Inc. (the Company), is an open-end, management investment company presently consisting of the following four series: Prudential Financial Services Fund, Prudential Health Sciences Fund, Prudential Technology Fund and Prudential Utility Fund (each a Fund and collectively, the Funds). Except for Prudential Utility Fund, each of the Funds is a non-diversified series. Each Fund concentrates its investments on companies in a given industry (focus industry).



    THE INVESTMENT OBJECTIVE OF PRUDENTIAL FINANCIAL SERVICES FUND IS LONG-TERM CAPITAL APPRECIATION. The Fund seeks to achieve its objective by investing primarily in equity-related securities of U.S. companies engaged in providing financial services, which include finance companies, insurance companies and securities/brokerage firms. Under normal circumstances, the Fund intends to invest at least 65% of its assets in such securities.



    THE INVESTMENT OBJECTIVE OF PRUDENTIAL HEALTH SCIENCES FUND IS LONG-TERM CAPITAL APPRECIATION. The Fund seeks to achieve its objective by investing primarily in equity-related securities of 25 to 50 U.S. companies engaged in the health care, medicine and biotechnology industries. Under normal circumstances, the Fund intends to invest at least 65% of its assets in such securities.



    THE INVESTMENT OBJECTIVE OF PRUDENTIAL TECHNOLOGY FUND IS LONG-TERM CAPITAL APPRECIATION. The Fund seeks to achieve its objective by investing primarily in equity-related securities of U.S. companies that its investment adviser expects will derive or that already derive a substantial portion of their sales from products and services in technology and technology related activities. Under normal circumstances, the Fund intends to invest at least 65% of its assets in such securities.



    THE INVESTMENT OBJECTIVE OF PRUDENTIAL UTILITY FUND IS TO SEEK TOTAL RETURN THROUGH A COMBINATION OF CURRENT INCOME AND CAPITAL APPRECIATION. The Fund seeks to achieve its objective through investment in equity-related and debt securities of utility companies, which include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. In normal circumstances, the Fund intends to invest at least 80% of its assets in such securities. It is anticipated that the Fund will invest primarily in common stocks of utility companies that its Subadviser believes have the potential for total return; however, the Fund may invest primarily in preferred stocks and debt securities of utility companies when it appears that the Fund will be better able to achieve its investment objective through investments in such securities.



    There can be no assurance that a Fund's investment objective will be achieved. See "Description of the Funds, Their Investments and Risks."



    The Company's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.



    This Statement of Additional Information is not a prospectus and should be read in conjunction with Prudential Utility Fund's Prospectus dated May , 1999, or the Prospectus of Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund dated May , 1999. A copy of either Prospectus may be obtained from the Company upon request.


                               TABLE OF CONTENTS


                                                         PAGE
                                                         ----
Company History.......................................   B-2
Description of the Funds, Their Investments and
 Risks................................................   B-2
Investment Restrictions...............................   B-18
Management of the Company.............................   B-20
Control Persons and Principal Holders of Securities...   B-24
Investment Advisory and Other Services................   B-24
Brokerage Allocation and Other Practices..............   B-29
Capital Shares, Other Securities and Organization.....   B-30
Purchase, Redemption and Pricing of Fund Shares.......   B-31
Shareholder Investment Account........................   B-42
Net Asset Value.......................................   B-47
Taxes, Dividends and Distributions....................   B-48
Performance Information...............................   B-51
Financial Statements..................................   B-53
Report of Independent Accountants.....................   B-65
Appendix I--General Investment Information............   I-1
Appendix II--Historical Performance Data..............   II-1
Appendix III--Information Relating to Prudential......   III-1


--------------------------------------------------------------------------------

MF105B

                                COMPANY HISTORY



    The Company was incorporated in Maryland on April 29, 1981. At a special meeting held on July 19, 1994, shareholders approved an amendment to the Company's Articles of Incorporation to change the Company's name from Prudential-Bache Utility Fund, Inc. to Prudential Utility Fund, Inc. Effective April 30, 1999, the Company's name changed from Prudential Utility Fund, Inc. to Prudential Sector Funds, Inc. in conjunction with the creation of Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund.



             DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS



    (a) CLASSIFICATION. The Company is an open-end, management investment company. Prudential Utility Fund is a diversified series of the Company, while Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund are non-diversified.



    (b) AND (c) INVESTMENT STRATEGIES, POLICIES AND RISKS. Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund each have an investment objective of long-term capital appreciation. Under normal circumstances each Fund, other than Prudential Utility Fund, intends to invest at least 65% of its total assets in equity-related securities of U.S. companies within its focus industry. Prudential Utility Fund's investment objective is to seek total return through a combination of current income and capital appreciation. Prudential Utility Fund intends to invest at least 80% of its total assets in equity-related and debt securities of utility companies. While the principal investment policies and strategies for seeking to achieve each Fund's objective are described in that Fund's Prospectus, each Fund may from time to time also use the securities, instruments, policies and strategies described below in seeking to achieve its objective. A Fund may not be successful in achieving its objective and you could lose money.



    Each Fund is permitted to concentrate its investments as described in the Prospectus. Prudential Financial Services Fund invests in the following industries:



Major banks                    Savings & loan associations    Property casualty insurers
Mid-sized banks                Finance companies              Multi line insurers
Smaller banks                  Investment banking/brokers     Life insurance
Non-U.S. banks                 Investment managers            Accident and health insurance
                               Diversified financial
Real estate investment trusts  services                       Specialty insurers
                               Mutual Funds                   Insurance brokers/servers



    Prudential Health Sciences Fund may invest in the following industries:



Major pharmaceuticals          Healthcare providers           Healthcare information
Specialty pharmaceuticals      (including                     services
(including                     assisted living)               Other healthcare services
  drug delivery)               Managed care                   (including
Biotechnology                  Drug/medical/dental            providers of outsourcing
Medical devices/equipment      distribution                   services)



    Prudential Technology Fund may invest in the following industries:



Semiconductors                 Electronic components          Diversified electronic
                                                              products
Telecommunications equipment   Military/government            Aerospace
Precision instruments          Electronic data processing     E.D.P. peripherals
                               (EDP)
Office/plant automation        Computer communications        Electronic production
Consumer                       E.D.P. services                Computer software
electronics/applications
Electronics distributors       Internet services              Financial publishing/services
Media conglomerates            Broadcasting                   Cable television
Major U.S. telecommunications  Other                          Cellular telephone
                               telephone/communications

    Prudential Utility Fund invests in the following industries:



Electric                       Telecommunications             Airport
Gas                            Water                          Seaport
Gas pipeline                   Cable                          Toll road
Telephone


FOREIGN SECURITIES


    Each Fund, except for Prudential Utility Fund (which may invest up to 30% of its total assets), may invest up to 35% of its total assets in foreign money market instruments and debt and equity securities. American Depositary Receipts
(ADRs) and American Depositary Shares (ADSs) are not considered foreign securities within this limitation. In many instances, foreign debt securities may provide higher yields but may be subject to greater fluctuations in price than securities of domestic issuers which have similar maturities and quality. Under certain market conditions, these investments may be less liquid than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. Government, its instrumentalities or agencies.



    Foreign securities involve certain risks that should be considered carefully by an investor in a Fund. These risks include exchange rate fluctuations, political, social or economic instability of the country of issue, diplomatic developments which could affect the assets of a Fund held in foreign countries, and the possible imposition of exchange controls, withholding taxes on dividends or interest payments, confiscatory taxes or expropriation. There may be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States, foreign brokerage commissions and custody fees are generally higher than those in the United States, and foreign security settlements will in some instances be subject to delays and related administrative uncertainties. A Fund will probably have greater difficulty in obtaining or enforcing a court judgment abroad than it would have doing so within the United States. Less information may be publicly available about a foreign company than about a domestic company, and foreign companies may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. In addition, foreign securities markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies.



    Investing in Prudential Utility Fund may involve additional risks because the utility companies of many major countries, such as the United Kingdom, Spain and Mexico, have only recently substantially increased investor ownership (including ownership by U.S. investors). As a result, these companies have only recently become subject to adversarial rate-making procedures. In addition, certain foreign utilities are experiencing demand growth at rates greater than economic expansion in their countries or regions. These factors as well as those associated with foreign issuers generally may affect the future values of foreign securities held by Prudential Utility Fund.


RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES


    On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each participating state's currency and, on July 1, 2002, the euro is expected to become the sole currency of the participating states. During the transition period, each Fund will treat the euro as a separate currency from that of any participating state.



    The conversion may adversely affect each Fund if the euro does not take effect as planned; if a participating state withdraws from the European Monetary Union; or if the computing, accounting and trading systems used by the Fund's service providers, or by entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency at the time of, and following, euro conversion. In addition, the conversion could cause markets to become more volatile.



    The overall effect to the transition of member states' currencies to the euro is not known at this time. It is likely that more general short- and long-term ramifications can be expected, such as changes in the economic environment and change in the behavior of investors, which would affect a Fund's investments and its net asset value. In addition, although

U.S. Treasury regulations generally provide that the euro conversion will not, in itself, cause a U.S. taxpayer to realize gain or loss, other changes that may occur at the time of the conversion, such as accrual periods, holiday conventions, indices, and other features may require the realization of a gain or loss by a Fund as determined under existing tax law.



    The Funds' Manager has taken steps: (1) that it believes will reasonably address euro-related changes to enable each Fund to process transactions accurately and completely with mininal disruption to business activities and (2) to obtain reasonable assurances that appropriate steps have been taken by each Fund's other service providers to address the conversion. The Funds have not borne any expenses relating to these actions.


RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES


    Each Fund also may engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to enhance return but not for speculation. These strategies include (1) the purchase and writing (that is, sale) of put and call options on equity securities and on stock indices, (2) the purchase and sale of listed stock and bond index futures and options thereon and (3) the purchase and sale of options on foreign currencies and futures contracts on foreign currencies and options on such contracts. Each Fund may engage in these transactions on U.S. or foreign securities exchanges or, in the case of equity and stock index options, in the over-the-counter market. Each Fund also may purchase and sell foreign currency forward contracts. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. A Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, a Fund may use them to the extent they are consistent with its investment objective and policies.


    OPTIONS ON EQUITY SECURITIES


    Each Fund may purchase and write (that is, sell) put and call options on equity securities that are traded on securities exchanges, on NASDAQ (NASDAQ options) or in the over-the-counter market (OTC options).



    CALL OPTIONS ON STOCK. A call option is a short-term contract that gives the purchaser, in exchange for a premium paid, the right to buy the security subject to the option at a specified exercise price at any time during the term of the option. The writer of the call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending on the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When a Fund writes a call option, the Fund gives up the potential for gain on the underlying securities in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options a Fund may write.



    Each Fund may write only call options which are "covered," meaning that the Fund either owns the underlying security or has an absolute and immediate right to acquire that security, without additional consideration (or for additional consideration held in a segregated account by its Custodian), upon conversion or exchange of other securities currently held in its portfolio. In addition, a Fund will not permit the call to become uncovered prior to the expiration of the option or termination through a closing purchase transaction as described below. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The amount paid to a Fund by the purchaser of the option is the "premium." A Fund's obligation to deliver the underlying security against payment of the exercise price would terminate either upon expiration of the option or earlier if the Fund were to effect a "closing purchase transaction" through the purchase of an equivalent option on an exchange. There can be no assurance that a closing purchase transaction can be effected.



    A Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. In order to write a call option on an exchange, a Fund is required to comply with the rules of The Options Clearing Corporation and the various exchanges with respect to collateral requirements. It is possible that the cost of effecting a closing purchase transaction may be greater than the premium received by a Fund for writing the option.


    PUT OPTIONS ON STOCK. A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities subject to the option to the writer of the put at the specified exercise price. The writer of the put, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities underlying the option at the exercise price. A Fund as the writer of a put option might, therefore, be obligated to purchase underlying securities for more than their current market price.



    Each Fund also may purchase a "protective put," that is, a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indices as described below.



    A Fund may purchase put options as a portfolio investment strategy when its investment adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a security that it feels has strong fundamentals, but for some reason may be weak in the near term, it may purchase a put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security.


    STOCK INDEX OPTIONS


    Each Fund also may purchase and write (that is, sell) put and call options on stock indices traded on securities exchanges, on NASDAQ or in the OTC market. Such options may include options on non-utility companies. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of a stock at a specified price, an option on a stock index gives the holder the right in return for premium paid to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the index option, in return for a premium, is obligated to pay the amount of cash due upon exercise of the option. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the underlying market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.



    A Fund's successful use of options on indices depends upon its investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being written against is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being written against may not be wholly offset by a gain on the exercise of a stock index put option held by a Fund. Likewise, if a stock index call option written by a Fund is exercised, the Fund may incur a loss on the transaction which is not offset, in whole or in part, by an increase in the value of the securities being written against, which securities may, depending on market circumstances, decline in value. For additional discussion of risks associated with these transactions, see "Limitations on Purchase and Sale of Stock Options, Options on Indices, and Stock and Bond Index Futures and Options Thereon" below.



    Except as described below, a Fund will write call options on indices only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When a Fund writes a call option on a broadly-based stock market index, the Fund will segregate with its Custodian, or pledge to a broker as collateral for the option, any combination of cash, other liquid assets or "qualified securities" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

    If a Fund has written an option on an industry or market segment index, it will segregate with its Custodian, or pledge to a broker as collateral for the option, one or more "qualified securities," all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.



    If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity-related security which is listed on a securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets segregated with its Custodian, it will not be subject to the requirements described in this paragraph.


    FUTURES CONTRACTS AND OPTIONS THEREON


    STOCK AND BOND INDEX FUTURES. Each Fund may use listed stock and bond index futures traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies.


    A stock or bond index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock or bond index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.


    Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (Investment Company Act) are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a Fund's purchasing and selling futures contracts and options thereon for BONA FIDE hedging transactions, except that a Fund may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the market value of the Fund's total assets.



    A Fund will purchase and sell stock and bond index futures contracts as a hedge against changes resulting from market conditions in the values of securities that are held in the Fund's portfolio or that it intends to purchase or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund or for return enhancement. In instances involving the purchase of stock or bond index futures contracts by a Fund, an amount of cash or other liquid assets equal to the market value of the futures contracts, will be segregated with the Fund's Custodian and/ or in a margin account with a broker or futures commission merchant to collateralize the position and thereby insure that the use of such futures is unleveraged.


    Pursuant to the requirements of the Commodity Exchange Act, all futures contracts and options thereon must be traded on an exchange. Therefore, as with exchange-traded options, a clearing corporation is technically the counterparty on every futures contract and option thereon.


    OPTIONS ON STOCK AND BOND INDEX FUTURES CONTRACTS. Each Fund also may purchase and write options on stock and bond index futures contracts to reduce certain risks of its investments and to attempt to enhance return. In the case of options on stock or bond index futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in a stock or bond index futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account, which represents the amount by which the market price of the stock or bond index futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the stock or bond index future. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index on the date the option expires.


    FUTURES CONTRACTS ON FOREIGN CURRENCIES. Each Fund is permitted to buy and sell futures contracts on foreign currencies (futures contracts), and purchase and write options thereon for hedging purposes. A Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract on foreign currency means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, a Fund must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in the Fund's paying or receiving cash that reflects any decline or increase, respectively, in the contract's value, a process known as "mark-to-market."



    A Fund's successful use of futures contracts and options thereon depends on its investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the securities being hedged is imperfect and there is a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contract, resulting in losses to the Fund. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of a futures contract or option thereon may vary, either up or down, from the previous day's settlement price. These daily limits may restrict a Fund's ability to purchase or sell certain futures contracts or options thereon on any particular day. In addition, if a Fund purchases futures to hedge against market advances before it can invest in stocks or bonds in an advantageous manner and the market declines, the Fund might incur a loss on the futures contract. In addition, the ability of a Fund to close out a futures position or an option depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option thereon at any particular time.


    RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES


    Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. A Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If a Fund's investment adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include: (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so or the possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

    LIMITATIONS ON THE PURCHASE AND SALE OF STOCK OPTIONS, OPTIONS ON INDICES, AND STOCK AND BOND INDEX FUTURES AND OPTIONS THEREON


    Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act, are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon a Fund's purchasing and selling futures contracts and options thereon for BONA FIDE hedging transactions, except that a Fund may purchase and sell futures and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the market value of the Fund's total assets.


    RISKS OF TRANSACTIONS IN STOCK OPTIONS


    Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular exchange-traded options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.



    In the case of OTC options, it is not possible to effect a closing transaction in the same manner as exchange-traded options because a clearing corporation is not interposed between the buyer and seller of the option. When a Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the OTC option. Any such cancellation, if agreed to, may require the Fund to pay a premium to the counterparty. While a Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until a Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. Alternatively, a Fund could write an OTC call option to, in effect, close an existing OTC call option or write an OTC put option to close its position on an OTC put option. However, the Fund would remain exposed to each counterparty's credit risk on the put or call until such option is exercised or expires. There is no guarantee that a Fund will be able to write put or call options, as the case may be, that would effectively close an existing position. In the event of insolvency of the counterparty, a Fund may be unable to liquidate an OTC option.



    Each Fund also may purchase a "protective put," that is, a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, a Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock or bond indices in the over-the-counter market.



    As discussed above, an OTC option is a direct contractual relationship with another party. Consequently, in entering into OTC options, a Fund will be exposed to the risk that the counterparty will default on, or be unable to complete, due to bankruptcy or otherwise, its obligation on the option. In such an event, the Fund may lose the benefit of the transaction. The value of an OTC option to a Fund is dependent upon the financial viability of the counterparty. If a Fund decides to enter into transactions in OTC options, its investment adviser will take into account the credit quality of counterparties in order to limit the risk of default by the counterparty.

    RISKS OF OPTIONS ON INDICES


    A Fund's purchase and sale of options on indices will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indices create certain risks that are not present with stock options.



    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market in which the securities comprising the index are traded generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Fund of options on indices would be subject to its investment adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities. Each investment adviser currently uses such techniques in conjunction with the management of other mutual funds.



    Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, the Fund may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is each Fund's policy to purchase or write options only on indices that include a number of securities sufficient to minimize the likelihood of a trading halt in the index, such as the S&P 100 or S&P 500 index option.



    Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. A Fund will not purchase or sell any index option contract unless and until, in its investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stocks.


    SPECIAL RISKS OF WRITING CALLS ON INDICES


    Because exercises of index options are settled in cash, a call writer such as a Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, a Fund will write call options on indices only under the circumstances described above under "Stock Index Options."



    Price movements in a Fund's portfolio probably will not correlate precisely with movements in the level of a particular index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such an event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the price of a Fund's portfolio does not rise. If this occurred, the Fund would experience a loss on the call that is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of a Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.



    Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 33 1/3% of the Fund's total assets, except that Prudential Utility Fund may only borrow an amount not exceeding 20% of its total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.



    When a Fund has written a call, there also is a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the

Fund is able to sell securities in its portfolio. As with stock options, a Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock or bond options. For example, even if an index call which a Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which in either case would occur no earlier than the day following the day the exercise notice was filed.


    SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDICES


    If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.


    RISKS OF TRANSACTIONS IN OPTIONS ON STOCK AND BOND INDEX FUTURES

    There are several risks in connection with the use of options on stock and bond index futures contracts as a hedging device. The correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of interest rates and other factors affecting markets for securities may still not result in a successful hedging transaction.


    Futures prices often are extremely volatile so successful use of options on stock or bond index futures contracts by a Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets, changes in supply and demand, interest rates, international political and economic policies, and other factors affecting the stock and bond markets generally. For example, if a Fund has hedged against the possibility of a decrease in an index which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, then the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements at a time when it is disadvantageous to do so. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market.



    The hours of trading of options on stock or bond index futures contracts may not conform to the hours during which a Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.



    Options on stock and bond index futures contracts are highly leveraged and the specific market movements of the contract underlying an option cannot be predicted. Options on futures must be bought and sold on exchanges. Although the exchanges provide a means of selling an option previously purchased or of liquidating an option previously written by an offsetting purchase, there can be no assurance that a liquid market will exist for a particular option at a particular time. If such a market does not exist, a Fund, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit, and if a Fund were the writer of the option, its obligation would not terminate until the option expired or the Fund was assigned an exercise notice.


FOREIGN CURRENCY FORWARD CONTRACTS


    Each Fund may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. These contracts are traded in the interbank market conducted directly between currency traders (typically large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged for such trades.


    A Fund may not use forward contracts to generate income, although the use of such contracts may incidentally generate income. There is no limitation on the value of forward contracts into which a Fund may enter. However, a Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different foreign currency (cross-hedge). A Fund will not speculate in forward contracts. A Fund may not position hedge (including cross-hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of foreign currency) of the securities being hedged.



    When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transaction, a Fund may be able to protect itself against possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.



    Additionally, when a Fund's investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, each Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will thereby be served. If a Fund enters into a position hedging transaction, the transaction will be covered by the position being hedged, or the Fund's Custodian will segregate cash or other liquid assets of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract.



    A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.



    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

    If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.



    A Fund's dealing in foreign currency forward contracts will be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. Also, this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. It simply establishesa rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. A Fund's ability to enter into foreign currency forward contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."



    Although each Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.



    OPTIONS ON FOREIGN CURRENCIES



    Each Fund is permitted to purchase and write put and call options on foreign currencies and on futures contracts on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which forward foreign currency exchange contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies and on futures contracts on foreign currencies are similar to options on stock, except that a Fund has the right to take or make delivery of a specified amount of foreign currency, rather than stock.



    Each Fund may purchase and write options to hedge the Fund's portfolio securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which a Fund's portfolio securities are denominated, the dollar value of such securities will decline even though the foreign currency value remains the same. To hedge against the decline of the foreign currency, a Fund may purchase put options on futures contracts on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, a Fund may write a call option on a futures contract on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.



    If, on the other hand, a Fund's investment adviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, a Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.



    Instead of purchasing or selling futures or forward currency exchange contracts, a Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in over-the-counter markets or by writing put options or covered call options on currencies. A put option gives a Fund the right to sell a currency at the exercise price until the option expires. A call option gives a Fund the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to fully hedge its positions by purchasing such options.



    Each Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such security is denominated, where the values of such different currencies (as compared to the U.S. dollar) historically have a high degree of positive correlation.


    RISKS OF TRANSACTIONS IN EXCHANGE TRADED OPTIONS


    An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although a Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profits and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying currencies acquired through the exercise of call options or upon the purchase of underlying currencies for the exercise of put options. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency until the option expires or it delivers the underlying currency upon exercise.



    Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading or volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. Each Fund intends to purchase and sell only those options which are cleared by a clearinghouse whose facilities are considered to be adequate to handle the volume of options transactions.


    RISKS OF OPTIONS ON FOREIGN CURRENCIES

    Options on foreign currencies involve the currencies of two nations and, therefore, developments in either or both countries can affect the values of options on foreign currencies. Risks include those described above under "Risks of Risk Management and Return Enhancement Strategies," including government actions affecting currency valuation and the movements of currencies from one country to another. The quantity of currency underlying option contracts represents odd lots in a market dominated by transactions between banks; this can mean extra transaction costs upon exercise. Options markets may be closed while round-the-clock interbank currency markets are open. This can create price and rate discrepancies.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS ON FOREIGN CURRENCIES

    There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the currency or group of currencies, the price of a futures contract may move more or less than the price of the currencies being hedged. Therefore, a correct forecast of currency rates, market trends or international political trends by the Manager or a Fund's investment adviser may still not result in a successful hedging transaction for the Fund.



    Although a Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event a Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. There is no guarantee that the price movements of the portfolio securities denominated in foreign currencies will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract.



    Successful use of futures contracts by a Fund is also subject to the ability of the Fund's Manager or investment adviser to predict correctly movements in the direction of markets and other factors affecting currencies generally. For example, if a Fund has hedged against the possibility of an increase in the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it is disadvantageous to do so.



    The hours of trading of futures contracts may not conform to the hours during which a Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.


    OPTIONS ON FUTURES CONTRACTS ON FOREIGN CURRENCIES

    An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.


    LIMITATIONS ON PURCHASE AND SALE OF OPTIONS ON FOREIGN CURRENCIES AND FUTURES CONTRACTS ON FOREIGN CURRENCIES



    A Fund will write put options on foreign currencies and futures contracts on foreign currencies only if they are covered by segregating with the Fund's Custodian an amount of cash or other liquid assets equal to the aggregate exercise price of the puts.



    Each Fund intends to engage in futures contracts and options on futures contracts as a hedge against changes in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with futures purchases. Each Fund also intends to engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.


    POSITION LIMITS


    Transactions by a Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which a Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of its investment adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.



WHEN-ISSUED AND DELAYED DELIVERY SECURITIES



    A Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. A Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.



REPURCHASE AGREEMENTS



    A Fund may enter into repurchase agreements, whereby the seller agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. A Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.



    A Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Company's Board of Directors. The Fund's investment adviser will monitor the creditworthiness of such parties under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.



    Each Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of a Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.



BORROWING



    Each Fund, other than Prudential Utility Fund, may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. Prudential Utility Fund may only borrow up to 20% of the value of its total assets for temporary, extraordinary or emergency purposes or for the clearance of transactions. Each Fund, other than Prudential Utility Fund, may pledge up to 33 1/3% of its total assets to secure these borrowings; Prudential Utility Fund may pledge no more than 20% of its total assets to secure its borrowings. If a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.


LENDING OF SECURITIES


    Consistent with applicable regulatory requirements, each Fund, except Prudential Utility Fund, may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate

33 1/3% of the value of the Fund's total assets and that the loans are callable at any time by the Fund. Prudential Utility Fund's outstanding loans cannot exceed 33% of the value of its total assets. As a matter of fundamental policy, Prudential Utility Fund and each of the other Funds will not lend more than 33% and 33 1/3%, respectively, of the value of their total assets. The loans must at all times be secured by cash or other liquid assets or secured by an irrevocable letter of credit in favor of the lending Fund in an amount equal to at least 100%, determined daily, of the market value of the loaned securities. The collateral is segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the lending Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which will be invested in short-term obligations.



    A loan may be terminated by the borrower or by the lending Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Company. On termination of the loan, the borrower is required to return the securities to the lending Fund, and any gain or loss in the market price during the loan would inure to the Fund.



    Since voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.


SEGREGATED ASSETS


    Each Fund segregates with its Custodian, State Street Bank and Trust Company, cash, U.S. Government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets deposited in the segregated account will be marked-to-market daily.


ILLIQUID SECURITIES


    Each Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.



    Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.


    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment advisers anticipate that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).



    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. A Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. Each investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, each investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.



    The staff of the Commission has taken the position that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities unless the Fund participating in the option and the counterparty have provided for the Fund, at the Fund's election, to unwind the OTC option. The exercise of such an option ordinarily would involve the payment by that Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."



(D)  TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS



    When conditions dictate a defensive strategy, or pending investment of proceeds from sales of a Fund's shares, the Fund may invest in money market instruments, including commercial paper of domestic corporations, certificates of deposit, bankers' acceptances and other obligations of domestic banks (including foreign branches), and obligations issued or guaranteed by the U.S. Government, its instrumentalities or its agencies. Investments in foreign branches of domestic banks may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions. Each Fund also may invest in short-term municipal obligations, such as tax, bond and revenue anticipation notes, construction loan and project financing notes and tax-exempt commercial paper. When cash may be available only for a few days, it may be invested by a Fund in repurchase agreements until such time as it may otherwise be invested or used for payment of obligations of the Fund. See "Repurchase Agreements" above.



(E)  PORTFOLIO TURNOVER



    Prudential Utility Fund's portfolio turnover rates for the fiscal years ended December 31, 1998 and 1997 were 17% and 15%, respectively. Each Fund's portfolio turnover rate is computed by dividing the lesser of portfolio purchases or sales (excluding all securities whose maturities at acquisition were one year or less) by the average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."

                            INVESTMENT RESTRICTIONS


    The following restrictions are fundamental policies. Fundamental policies are those that cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities. A "majority of a Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.



    PRUDENTIAL FINANCIAL SERVICES FUND, PRUDENTIAL HEALTH SCIENCES FUND AND PRUDENTIAL TECHNOLOGY FUND MAY NOT:



    1. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 33 1/3% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. Each of these Funds may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of a Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets subject to this restriction.



    2. Buy or sell real estate or interests in real estate, except that a Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts.



    3. Buy or sell commodities or commodity contracts, except that a Fund may purchase and sell financial futures contracts and options thereon, and forward foreign currency exchange contracts.



    4. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.



    5. Make loans, except through (a) repurchase agreements and (b) loans of portfolio securities limited to 33 1/3% of the Fund's total assets.



    Although not fundamental, Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund have the following additional investment restrictions.



    The Fund may not:



    1. Purchase securities on margin (but a Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.



    2. Make short sales of securities or maintain a short position, except that Prudential Health Sciences Fund may make short sales if, when added together, not more than 25% of the value of a Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.



    3. Invest for the purpose of exercising control or management.



    4. Invest in securities of other investment companies, except: (i) purchases in the open market involving only customary brokerage commissions and as a result of which a Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, (ii) as part of a merger, consolidation or other acquisition and
(iii) purchases of affiliated investment company shares pursuant to and subject to such limits as the Commission may impose by rule or order.



    5. Purchase more than 10% of all outstanding voting securities of any one issuer.



    PRUDENTIAL UTILITY FUND MAY NOT:



     1. Purchase any security (other than obligations of the U.S. Government, its agencies, or instrumentalities) if as a result with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer; the Fund will concentrate its investments in utility stocks as described under "Description of the Funds, Their Investments and Risks."


     2. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); the deposit or payment by the Fund of initial or maintenance margin in connection with options, futures contracts, options on futures contracts, forward foreign currency exchange contracts or options on currencies is not considered the purchase of a security on margin.

     3. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

     4. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, obligations of the Fund to Directors pursuant to deferred compensation arrangements, the purchase and sale of securities on a when-issued or delayed delivery basis, the purchase and sale of options, futures contracts, options on futures contracts, forward foreign currency exchange contracts and options on currencies and collateral arrangements with respect to the purchase and sale of options, futures contracts, options on futures contracts, forward foreign currency exchange contracts and options on currencies are not deemed to be the issuance of a senior security or the pledge of assets.

     5. Purchase any security if as a result the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

     6. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.

     7. Buy or sell commodities or commodity contracts, or real estate or interests in real estate, except that the Fund may purchase and sell options, futures contracts, options on futures contracts, forward foreign currency exchange contracts and options on currencies and securities which are secured by real estate and securities of companies which invest or deal in real estate.

     8. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     9. Make investments for the purpose of exercising control or management.

    10. Invest in securities of other investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

    11. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

    12. Make loans, except through (i) the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions, (ii) the lending of its portfolio securities, as described under "Description of the Funds, Their Investments and Risks--Lending of Securities" and (iii) repurchase agreements. (The purchase of a portion of an issue of securities described under (i) above distributed publicly, whether or not the purchase is made on the original issuance, is not considered the making of a loan.)



    Whenever any fundamental investment policy or investment restriction states a maximum percentage of a Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that a Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.



    Each Fund's policy with respect to put and call options is not a fundamental policy and may be changed without shareholder approval.



    The Office of Public Utility Regulation of the Commission has advised The Prudential Insurance Company of America and its subsidiaries (Prudential) that the Office would not recommend enforcement action with respect to the purchase by Prudential of securities of "public utility companies" as defined by the Public Utility Holding Company Act of 1935 in Prudential's capacity as owner or manager of securities on the conditions that (1) the aggregate voting securities of public utility companies held by accounts owned or managed by Prudential, including Prudential Utility Fund, will be less than 10% of the outstanding voting securities of any public utility company and (2) Prudential will not attempt to control any public utility company, other than through the exercise of rights associated with stock ownership (including director representation). Accordingly, it is a policy of Prudential Utility Fund, which may be changed without shareholder approval, not to purchase any voting security of any public utility company if, as a result, the Fund, along with other accounts owned or managed by Prudential, would then hold 10% or more of the outstanding voting securities of such company.



                           MANAGEMENT OF THE COMPANY



                                           POSITION                                   PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)               WITH THE COMPANY                                DURING PAST 5 YEARS
------------------------------  ------------------------------  -----------------------------------------------------------------
Edward D. Beach (74)            Director                        President and Director of BMC Fund, Inc., a closed-end investment company; formerly, Vice Chairman of Broyhill Furniture
                                                                 Industries, Inc.; Certified Public Accountant; Secretary and
                                                                 Treasurer of Broyhill Family Foundation, Inc.; Member of the
                                                                 Board of Trustees of Mars Hill College; Director or Trustee of
                                                                 44 funds within the Prudential Mutual Funds.
Delayne Dedrick Gold (59)       Director                        Marketing and Management Consultant; and Director or Trustee of
                                                                 44 funds within the Prudential Mutual Funds.
*Robert F. Gunia (51)           Vice President and Director     Vice President (since September 1997) of Prudential Investments;
                                                                 Executive Vice President and Treasurer (since December 1996),
                                                                 Prudential Investments Fund Management LLC (PIFM); Senior Vice
                                                                 President (since March 1987) of Prudential Securities
                                                                 Incorporated (Prudential Securities); formerly Chief
                                                                 Administrative Officer (July 1990-September 1996), Director
                                                                 (January 1989-September 1996), and Executive Vice President,
                                                                 Treasurer and Chief Financial Officer (June 1987-September 1996)
                                                                 of Prudential Mutual Fund Management, Inc.; Vice President and
                                                                 Director (since May 1989) of The Asia Pacific Fund, Inc.; and
                                                                 Director or Trustee of 44 funds within the Prudential Mutual
                                                                 Funds.

                                           POSITION                                   PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)               WITH THE COMPANY                                DURING PAST 5 YEARS
------------------------------  ------------------------------  -----------------------------------------------------------------
Douglas H. McCorkindale (58)    Director                        Vice Chairman (since March 1984) and President (since September
                                                                 1997) of Gannett Co. Inc. (publishing and media); Director of
                                                                 Gannett Co. Inc., Frontier Corporation and Continental Airlines,
                                                                 Inc. and Director or Trustee of 23 funds within the Prudential
                                                                 Mutual Funds.
*Mendel A Melzer, CFA (38)      Acting President and Director   Chief Investment Officer (since October 1996) of Prudential
751 Broad Street                                                 Mutual Funds; formerly Chief Financial Officer (November
Newark, NJ 07102                                                 1995-September 1996) of Prudential Investments, Senior Vice
                                                                 President and Chief Financial Officer (April 1993-November 1995)
                                                                 of Prudential Preferred Financial Services, Managing Director
                                                                 (April 1991-April 1993) of Prudential Investment Advisors, and
                                                                 Senior Vice President (July 1989-April 1991) of Prudential
                                                                 Capital Corporation; Chairman and Director of Prudential Series
                                                                 Fund, Inc.; and Director or Trustee of 44 other funds within the
                                                                 Prudential Mutual Funds.
Thomas T. Mooney (56)           Director                        President of the Greater Rochester Metro Chamber of Commerce;
                                                                 former Rochester City Manager; Trustee of Center for
                                                                 Governmental Research, Inc.; Director of Blue Cross of
                                                                 Rochester, Monroe County Water Authority, Executive Service
                                                                 Corps of Rochester, Monroe County Industrial Development
                                                                 Corporation, Northeast Midwest Institute; President, Director
                                                                 and Treasurer of First Financial Fund, Inc. and The High Yield
                                                                 Plus Fund, Inc. and Director or Trustee of 33 funds within the
                                                                 Prudential Mutual Funds.
Stephen P. Munn (55)            Director                        Chairman (since January 1994), Director and President (since
                                                                 1988) and Chief Executive Officer (1988-December 1993) of
                                                                 Carlisle Companies Incorporated (manufacturer of industrial products) and Director or Trustee of 18 funds within the
                                                                 Prudential Mutual Funds.
Richard A. Redeker (55)         Director                        Formerly President, Chief Executive Officer and Director (October
                                                                 1993-September 1996), Prudential Mutual Fund Management, Inc.,
                                                                 Executive Vice President, Director and Member of Operating
                                                                 Committee (October 1993-September 1996), Prudential Securities,
                                                                 Director (October 1993-September 1996) of Prudential Securities
                                                                 Group, Inc., Executive Vice President, The Prudential Investment
                                                                 Corporation (January 1994-September 1996), Director (January
                                                                 1994-September 1996), Prudential Mutual Fund Distributors, Inc.
                                                                 and Prudential Mutual Fund Services, Inc., and Senior Executive
                                                                 Vice President and Director of Kemper Financial Services, Inc.
                                                                 (September 1978-September 1993); and Director or Trustee of 30
                                                                 funds within the Prudential Mutual Funds.

                                           POSITION                                   PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)               WITH THE COMPANY                                DURING PAST 5 YEARS
------------------------------  ------------------------------  -----------------------------------------------------------------
Robin B. Smith (58)             Director                        Chairman and Chief Executive Officer (since August 1996) of
                                                                 Publishers Clearing House; formerly President and Chief
                                                                 Executive Officer (January 1989-August 1996) and President and
                                                                 Chief Operating Officer (September 1981-December 1988) of
                                                                 Publishers Clearing House; Director of BellSouth Corporation,
                                                                 Texaco Inc., Spring Industries Inc. and Kmart Corporation and
                                                                 Director or Trustee of 32 funds within the Prudential Mutual
                                                                 Funds.
Louis A. Weil, III (57)         Director                        Chairman (since January 1999), President and Chief Executive
                                                                 Officer (since January 1996) and Director (since September 1991)
                                                                 of Central Newspapers, Inc.; Chairman of the Board (since
                                                                 January 1996), Publisher and Chief Executive Officer (August
                                                                 1991-December 1995) of Phoenix Newspapers, Inc.; formerly
                                                                 Publisher of Time Magazine (May 1989-March 1991), President,
                                                                 Publisher and Chief Executive Officer of The Detroit News
                                                                 (February 1986-August 1989) and member of the Advisory Board,
                                                                 Chase Manhattan Bank-Westchester; and Director or Trustee of 30
                                                                 funds within the Prudential Mutual Funds.
Clay T. Whitehead (59)          Director                        President, National Exchange Inc. (new business development firm)
                                                                 (since May 1983) and Director or Trustee of 18 funds within the
                                                                 Prudential Mutual Funds.
Marguerite E.H. Morrison (42)   Secretary                       Vice President and Associate General Counsel (since December
                                                                 1996) of PIFM; Vice President and Associate General Counsel of
                                                                 Prudential Securities; formerly Vice President and Associate
                                                                 General Counsel (June 1991-September 1996) of Prudential Mutual
                                                                 Fund Management, Inc.
Grace C. Torres (39)            Treasurer and Principal         First Vice President (since December 1996) of PIFM; First Vice
                                 Financial and Accounting        President (since March 1993) of Prudential Securities; formerly
                                 Officer                         First Vice President (March 1994-September 1996) of Prudential
                                                                 Mutual Fund Management, Inc. and Vice President (July 1989-March
                                                                 1994) of Bankers Trust Corporation.
Stephen M. Ungerman (44)        Assistant Treasurer             Tax Director (since March 1996) of Prudential Investments;
                                                                 formerly First Vice President (February 1993-September 1996) of
                                                                 Prudential Mutual Fund Management, Inc.


------------

* "Interested" Director, as defined in the Investment Company Act, by reason of affiliation with Prudential, Prudential Securities or PIFM.

** Unless otherwise stated, the address of the Directors and officers is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


    The Company has Directors who, in addition to overseeing the actions of each Fund's Manager, Subadviser and Distributor, decide upon matters of general policy. The Directors also review the actions of the Company's officers, who conduct and supervise the daily business operations of the Company and each Fund.

    The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who are age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Beach is scheduled to retire on December 31, 1999.


    Pursuant to each Management Agreement with the Company, the Manager pays all compensation of officers and employees of the Company and the Fund as well as the fees and expenses of all Directors of the Company who are affiliated persons of the Manager. The Company pays each of its Directors who is not an affiliated person of PIFM annual compensation of $5,000, in addition to certain out-of-pocket expenses. The amount of annual compensation paid each Director may change as a result of the introduction of additional funds on whose Boards the Director may be asked to serve.



    Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Company. Under the terms of such agreement, the Company accrues daily the amount of Directors' fees which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of a Fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Company's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Company.



    The following table sets forth the aggregate compensation paid by the Company to the Directors who are not affiliated with the Manager for the fiscal year ended December 31, 1998 and the aggregate compensation paid to such Directors for service on the Company's Board and the boards of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1998.


                               COMPENSATION TABLE


                                                                                                       TOTAL
                                                                                                   COMPENSATION
                                                                                                   FROM COMPANY
                                                                                    AGGREGATE        AND FUND
                                                                                  COMPENSATION     COMPLEX PAID
                               NAME AND POSITION                                  FROM COMPANY     TO DIRECTORS
--------------------------------------------------------------------------------  -------------  -----------------
Edward D. Beach -- Director.....................................................    $   5,000    $  135,000(44/71)*
Delayne Dedrick Gold -- Director................................................    $   5,000    $  135,000(44/71)*
Robert F. Gunia(1) -- Director..................................................       --               --
Douglas H. McCorkindale** -- Director...........................................    $   5,000    $   70,000(23/40)*
Mendel A. Melzer(1) -- Director.................................................       --               --
Thomas T. Mooney** -- Director..................................................    $   5,000    $  115,000(35/70)*
Stephen P. Munn -- Director.....................................................    $   5,000    $   45,000(18/24)*
Richard A. Redeker(1) -- Director...............................................       --               --
Robin B. Smith** -- Director....................................................    $   5,000    $   90,000(32/41)*
Louis A. Weil, III -- Director..................................................    $   5,000    $   90,000(30/54)*
Clay T. Whitehead -- Director...................................................    $   5,000    $   45,000(18/24)*


------------

* Indicates number of funds/portfolios in Fund Complex to which aggregate compensation relates.

** Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1998 includes amounts deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest total, compensation amounted to $71,145, $119,740 and $116,225 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.


(1) Interested Directors do not receive compensation from the Company or any fund in the Fund Complex. Mr. Redeker is no longer an interested Director.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    Directors of the Company are eligible to purchase Class Z shares of a Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.



    As of February 8, 1999, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding common stock of Prudential Utility Fund. As of such date, no shares of Prudential Financial Services Fund, Prudential Health Sciences Fund or Prudential Technology Fund were outstanding.



    As of February 8, 1999, Prudential Securities was record holder of 67,786,872 Class A shares (or 30.3% of the outstanding Class A shares), 67,399,878 Class B shares (or 42.3% of the outstanding Class B shares), 1,394,444 Class C shares (or 73% of the outstanding Class C shares) and 511,598 Class Z shares (or 13.95% of the outstanding Class Z shares) of Prudential Utility Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy material to the beneficial owners for which it is the record holder.


                     INVESTMENT ADVISORY AND OTHER SERVICES


(A) MANAGER AND INVESTMENT ADVISERS



    The manager of each Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with each Fund, comprise the Prudential Mutual Funds. See "How the Funds are Managed-- Manager" in the Prospectus. As of March 31, 1999, PIFM managed and/or administered open-end and closed-end management investment companies with assets of approximately $ billion. According to the Investment Company Institute, as of November 30, 1998, the Prudential Mutual Funds were the 18th largest family of mutual funds in the United States.



    PIFM is a subsidiary of Prudential Securities and Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.



    Pursuant to each Management Agreement with Company (each Management Agreement and collectively, the Management Agreements), PIFM, subject to the supervision of the Company's Board of Directors and in conformity with the stated policies of each Fund, manages both the investment operations of each Fund and the composition of each Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of each Fund. PIFM also administers each Fund's corporate affairs and, in connection therewith, furnishes each Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Funds' custodian, and PMFS, the Funds' transfer and dividend disbursing agent. The management services of PIFM for each Fund are not exclusive under the terms of each Management Agreement and PIFM is free to, and does, render management services to others.



    For its services, PIFM receives, pursuant to a Management Agreement, a fee at an annual rate of .60 of 1% of Prudential Utility Fund's average daily net assets up to and including $250 million, .50 of 1% of the next $500 million, .45 of 1% of the next $750 million, .40 of 1% of the next $500 million, .35 of 1% of the next $2 billion, .325 of 1% of the next $2 billion and .30 of 1% of average daily net assets in excess of $6 billion. For its services to Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund, PIFM receives, pursuant to separate Management Agreements, a fee at an annual rate of .75 of 1% of each such Fund's average daily net assets. These fees are computed daily and payable monthly. Prudential Utility Fund's Management Agreement also provides that, in the event the expenses of the Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due PIFM will be reduced by the amount of such excess. No jurisdiction currently limits the Funds' expenses.

    In connection with its management of the corporate affairs of each Fund, PIFM bears the following expenses:


    (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;

    (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and


    (c) the costs and expenses payable to The Prudential Investment Corporation, doing business as Prudential Investments (PI), and the fee payable to Jennison Associates LLC (Jennison), pursuant to three subadvisory agreements between PIFM and PI and a Subadvisory Agreement between PIFM and Jennison, respectively (each a Subadvisory Agreement).



    Under the terms of each Management Agreement, a Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission and the states, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.



    Each Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by a Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. Each Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.



    For the years ended December 31, 1998, 1997 and 1996, Prudential Utility Fund paid management fees to PIFM of $19,099,006, $17,370,271 and $16,378,451, respectively.



    PIFM has entered into three Subadvisory Agreements with PI, a wholly-owned subsidiary of Prudential, and a Subadvisory Agreement, with Jennison. Under the Subadvisory Agreements, PI will furnish investment advisory services in connection with the Management of Prudential Financial Services Fund, Prudential Technology Fund and Prudential Utility Fund, respectively, and Jennison will furnish investment advisory services to Prudential Health Sciences Fund. In connection therewith, PI and Jennison are obligated to keep certain books and records of each Fund for which they serve as investment adviser. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreements and supervises PI's and Jennison's performance of such services. PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing investment advisory services. Under its Subadvisory Agreement with Jennison, PIFM compensates Jennison for its services at an annual rate of .30% of Prudential Health Sciences Fund's average daily net assets up to and including $300 million and .25% of the Fund's average daily net assets over $300 million.



    Each Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the applicable Management Agreement with that Fund. Each Subadvisory Agreement may be terminated by the Company, PIFM or PI or Jennison, respectively, upon not more than 60 days', nor less than 30 days', written notice. Each Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.


(B) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS


    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of each Fund. Prior to June 1, 1998, Prudential Securities Incorporated (Prudential Securities) was Prudential Utility Fund's distributor. PIMS and Prudential Securities are subsidiaries of Prudential.



    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Company under Rule 12b-1 under the Investment Company Act and separate distribution agreements for each Fund (each a Distribution Agreement and collectively, the Distribution Agreements), the Distributor incurs the expenses of distributing each Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing each Fund's Class Z shares under the Distribution Agreements, none of which are reimbursed by or paid for by a Fund.


    The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of, brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.


    Under its Plans, a Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.



    The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of a Fund's shares and the maintenance of related shareholder accounts.



    CLASS A PLAN. Under each Fund's Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed
 .30 of 1%. The Distributor has contractually agreed to limit its distribution-related fees payable under each Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending November 30, 1999 and voluntarily limited its distribution-related fees for the fiscal year ended December 31, 1998 to .25 of 1% of the average daily net assets of Prudential Utility Fund's Class A shares.



    For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities collectively received payments of $6,629,270 under Prudential Utility Fund's Class A Plan and spent approximately $6,629,270 in distributing the Fund's Class A shares. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities also collectively received approximately $1,167,500 in initial sales charges in connection with the sale of Class A shares.



    CLASS B AND CLASS C PLANS. Under each Fund's Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class B shares may be paid as a service fee and (2) up to .75 of 1% (not including the service fee) of the average daily net assets of the Class B shares (asset-based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The Class C Plan provides that (1) up to .25 of 1% of the average daily net assets of the Class C shares may be paid as a service fee and (2) up to .75 of 1% of the average daily net assets of the

Class C shares may be paid for distribution-related expenses with respect to Class C shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge.



    CLASS B PLAN. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities collectively received $21,200,458 from Prudential Utility Fund under its Class B Plan and spent approximately $12,553,100 in distributing the Fund's Class B shares. It is estimated that of the latter amount, approximately 0% ($0) was spent on printing and mailing of prospectuses to other than current shareholders; 28.7% ($3,602,000) on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and 71.3% ($8,951,700) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (34.9% or $4,386,500) and (2) an allocation of overhead and other branch office distribution-related expenses (36.9% or $4,564,600). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares, and (d) other incidental expenses relating to branch promotion of Fund sales.



    The Distributor (and Prudential Securities as its predecessor) also receives the proceeds of contingent deferred sales charges paid by holders of Class B shares upon certain redemptions of Class B shares. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities collectively received approximately $1,683,000 in contingent deferred sales charges attributable to Class B shares of Prudential Utility Fund.



    CLASS C PLAN. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities collectively received $203,090 under Prudential Utility Fund's Class C Plan and collectively spent approximately $245,300 in distributing its Class C shares. It is estimated that of the latter amount, approximately 0% ($0) was spent on printing and mailing of prospectuses to other than current shareholders; 9.6% ($23,500) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and 90.4% ($221,800) was spent on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (56.3% or $138,100) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (34.1% or $83,700).



    The Distributor (and Prudential Securities as its predecessor) also receives an initial sales charge and the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended December 31, 1998, the Distributor and Prudential Securities collectively received approximately $10,500 in contingent deferred sales charges attributable to Class C shares. For the fiscal year ended December 31, 1998, the Distributor also received approximately $14,700 in initial sales charges in connection with the sale of Class C shares of Prudential Utility Fund.



    Distribution expenses attributable to the sale of Class A, Class B and Class C shares of a Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.



    The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the Class A, Class B and Class C Plan or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of a Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. A Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.



    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of each Fund by the Distributor. The report includes an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of the Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.



    Pursuant to each Distribution Agreement, the Funds have agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.



    In addition to distribution and service fees paid by each Fund under its Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.


FEE WAIVERS/SUBSIDIES


    PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of a Fund. For the fiscal year ending November 30, 2000, PIFM has contractually agreed to waive a portion of its fee equal to .15% of average daily net assets of each of the Prudential Financial Services Fund, the Prudential Health Sciences Fund and the Prudential Technology Fund. In addition, the Distributor has agreed to waive a portion of its distribution fees for the Class A shares as described above. Fee waivers and subsidies will increase a Fund's total return.



NASD MAXIMUM SALES CHARGE RULE



    Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on Class B shares of a Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.


(C) OTHER SERVICE PROVIDERS


    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for each Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Company. Subcustodians provide custodial services for each Fund's foreign assets held outside the United States.



    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the transfer and dividend disbursing agent of each Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to each Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee of $10.00 per shareholder account, a new account set-up fee of $2.00 for each manually established shareholder account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.



    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as each Fund's independent accountants and in that capacity audits each Fund's annual financial statements.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES


    The Manager is responsible for decisions to buy and sell securities, futures contracts and options on futures contracts for each Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadvisers. Broker-dealers may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates. Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.



    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. None of the Funds will deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affilate acts as principal, except in accordance with rules of the Commission. Thus it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities acting as principal with respect to any part of a Fund's order.



    In placing orders for portfolio securities of a Fund, the Manager's overriding objective is to obtain the best possible combination of price and execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, a Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.



    When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer-software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with a Fund.



    The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to the Funds and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.



    When the Manager deems the purchase or sale of equities to be in the best interests of a Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Company's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Funds, will not significantly affect a Fund's ability to pursue its present investment objective. However, in the future in other circumstances, a Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.



    Subject to the above considerations, Prudential Securities may act as a securities broker or futures commission merchant for a Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Company, including a majority of the non-interested Directors, has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with
Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for a Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to each Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.



    The table below shows certain information regarding the payment of commissions by Prudential Utility Fund, including the commissions paid to Prudential Securities, for the three years ended December 31, 1998.


                                                 YEAR ENDED DECEMBER 31,
                                             1998          1997          1996
                                          ----------    ----------    ----------
Total brokerage commissions paid by the
 Fund...................................  $2,394,964    $3,375,707    $3,574,816
Total brokerage commissions paid to
 Prudential Securities..................  $   24,552    $   78,360    $  221,877
Percentage of total brokerage
 commissions paid to Prudential
 Securities.............................       1.03%         2.32%         6.21%


    Prudential Utility Fund effected approximately 1.65% of the total dollar amount of its transactions involving the payment of commissions to Prudential Securities during the year ended December 31, 1998. Of the total brokerage commissions paid during that period, $1,553,871 (64.88%) were paid to firms which provide research, statistical or other services to PI. PIFM has not separately identified the portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.



    Each Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at December 31, 1998. As of December 31, 1998, Prudential Utility Fund held debt securities of the following: Bear Stearns & Co., Inc. $23,038,000; Deutsche Bank Securities Inc., $13,962,000; Goldman Sachs & Co. $12,996,000; Morgan (J.P.) Securities $23,938,000 and Warburg Dillion Read Inc. $23,038,000.


               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION


    The Company is authorized to issue 2 billion shares of common stock, $.01 par value per share divided into four series (the Funds), which in turn are divided into four classes, designated Class A, Class B, Class C and Class Z shares, consisting of 700 million shares of Class A common stock, 600 million shares of Class B common stock, 350 million shares of Class C common stock and 350 million shares of Class Z common stock. With respect to each Fund, each class of shares represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Company's Articles of Incorporation, the Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.



    Shares of each Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.



    The Company does not intend to hold annual meetings of shareholders unless otherwise required by law. The Company will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of a Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.



    Under the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Company for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the Investment Company Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the investment policies related thereto.



    The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Company. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Director.


                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES


    Shares of a Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (the Class A or Class C shares) or (2) on a deferred basis (the Class B or Class C shares). Class Z shares of a Fund are offered to a limited group of investors at NAV without any sales charges.



    PURCHASE BY WIRE. For an initial purchase of shares of a Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, series election, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Sector Funds, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the Fund and class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).



    If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of a Fund as of that day.

    In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Sector Funds, Inc., the Fund in which you would like to invest, Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.


ISSUANCE OF FUND SHARES FOR SECURITIES


    Transactions involving the issuance of a Fund's shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.


SPECIMEN PRICE MAKE-UP


    Under the current distribution arrangements between each Fund and the Distributor, Class A shares of a Fund are sold at a maximum sales charge of 5%, Class C* shares are sold with a 1% sales charge, and Class B* and Class Z shares are sold at NAV. Using Prudential Utility Fund's NAV at December 31, 1998, the maximum offering price of the Fund's shares is as follows:



CLASS A
Net asset value and redemption price per Class A share..............  $   12.06
Maximum sales charge (5% of offering price).........................        .63
                                                                      ---------
Maximum offering price to public....................................  $   12.69
                                                                      ---------
                                                                      ---------
CLASS B
Net asset value, offering price and redemption price per Class B
 share*.............................................................  $   12.05
                                                                      ---------
                                                                      ---------
CLASS C
Net asset value and redemption price per Class C share*.............  $   12.05
Sales charge (1% of offering price).................................        .12
                                                                      ---------
Offering price to public............................................  $   12.17
                                                                      ---------
                                                                      ---------
CLASS Z
Net asset value, redemption price and offering price per Class Z
 share..............................................................  $   12.07
                                                                      ---------
                                                                      ---------

        --------------------
         * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.



    Using the NAV of Prudential Financial Services Fund, Prudential Health Sciences Fund and Prudential Technology Fund at May , 1999, the maximum offering price of each Fund's shares is as follows:



CLASS A
Net asset value and redemption price per Class A share..............  $   10.00
Maximum sales charge (5% of offering price).........................        .53
                                                                      ---------
Maximum offering price to public....................................  $   10.53
                                                                      ---------
                                                                      ---------
CLASS B
Net asset value, offering price and redemption price per Class B
 share*.............................................................  $   10.00
                                                                      ---------
                                                                      ---------
CLASS C
Net asset value and redemption price per Class C share*.............  $   10.00
Sales charge (1% of offering price).................................        .10
                                                                      ---------
Offering price to public............................................  $   10.10
                                                                      ---------
                                                                      ---------
CLASS Z
Net asset value, redemption price and offering price per Class Z
 share..............................................................  $   10.00
                                                                      ---------
                                                                      ---------

        --------------------
         * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.

SELECTING A PURCHASE ALTERNATIVE


    The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to Prudential Utility Fund:



    If you intend to hold your investment in a Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.


    If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

    If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

    If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

    If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES

    BENEFIT PLANS. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code, deferred compensation or annuity plans under Sections 401(a), 403(b) and 457 of the Internal Revenue Code, "rabbi" trusts and non-qualifed deferred compensation plans that are sponsored by any employer that has a tax-qualified plan with Prudential (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential, Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

    PRUDENTIAL RETIREMENT PROGRAMS. Class A shares may be purchased at NAV by certain savings, retirement and deferred compensation plans, qualified or non-qualified under the Internal Revenue Code, for which Prudential provides administrative or recordkeeping services, provided that (1) the plan has at least $1 million in existing assets or 250 eligible employees and (2) the Fund is an available investment option. These plans include pension, profit-sharing, stock-bonus or other employee benefit plans under Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and plans that participate in the PruArray Program (benefit plan recordkeeping service) (hereafter referred to as a PruArray Plan). All Benefit Plans of a company (or affiliated companies under common control) for which Prudential serves as plan administrator or recordkeeper are aggregated in meeting the $1 million threshold, provided that Prudential has been notified in advance of the entitlement of the waiver of the sales charge based on the aggregated assets. The term "existing assets" includes stock issued by a plan sponsor, shares of Prudential Mutual Funds and shares of certain unaffiliated mutual funds that participate in the PruArray Plan (Participating Funds). "Existing assets" also include monies invested in The Guaranteed Investment Account (GIA), a group annuity insurance product issued by Prudential, the Guaranteed Insulated Separate Account, a separate account offered by Prudential, and units of The Stable Value Fund (SVF), an unaffiliated bank collective fund. Class A shares may also be purchased at NAV by plans that have monies invested in GIA and SVF, provided (1) the purchase is made with the proceeds of a redemption from either GIA or SVF and (2) Class A shares are an investment option of the plan.

    PRUARRAY ASSOCIATION BENEFIT PLANS. Class A shares are also offered at NAV to Benefit Plans or non-qualified plans sponsored by employers which are members of a common trade, professional or membership association (Association) that participate in a PruArray Plan provided that the Association enters into a written agreement with Prudential. Such Benefit Plans or non-qualified plans may purchase Class A shares at NAV without regard to the assets or number of participants in the individual employer's qualified Plan(s) or non-qualified plans so long as the employers in the Association (1) have retirement plan assets in the aggregate of at least $1 million or 250 participants in the aggregate and (2) maintain their accounts with the Transfer Agent.

    PRUARRAY SAVINGS PROGRAM. Class A shares are also offered at NAV to employees of companies that enter into a written agreement with Prudential Retirement Services to participate in the PruArray Savings Program. Under this Program, a limited number of Prudential Mutual Funds are available for purchase at NAV by Individual Retirement Accounts and Savings Accumulation Plans of the company's employees. The Program is available only to (1) employees who open an IRA or Savings Accumulation Plan account with the Transfer Agent and (2) spouses of employees who open an IRA account with the Transfer Agent. The program is offered to companies that have at least 250 eligible employees.

    SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a Benefit Plan or PruArray Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

    OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through the Distributor or the Transfer Agent, by:


    - officers of the Prudential Mutual Funds (including the Company),


    - employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,

    - employees of subadvisers of the Prudential Mutual Funds provided that purchases at NAV are permitted by such person's employer,

    - Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

    - registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,

    - investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
      (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,

    - investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,

    - orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and

    - orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket programs").

    For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.


    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential Mutual Funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Funds--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.


    An eligible group of related Fund investors includes any combination of the following:

    - an individual,

    - the individual's spouse, their children and their parents,

    - the individual's and spouse's Individual Retirement Account (IRA),

    - any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners),

    - a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children,

    - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse, and

    - one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.


    RIGHTS OF ACCUMULATION. Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of a Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day. The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. Rights of Accumulation are not available to individual participants in any retirement or group plans.



    LETTERS OF INTENT. Reduced sales charges also are available to investors (or an eligible group of related investors), including retirement and group plans, who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of a Fund and shares of other Prudential Mutual Funds (Investment Letter of Intent). Retirement and group plans may also qualify to purchase Class A shares at NAV by entering into a Letter of Intent whereby they agree to enroll, within a thirteen-month period, a specified number of eligible employees or participants (Participant Letter of Intent).


    For purposes of the Investment Letter of Intent, all shares of a Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent, Prudential or its affiliates, and through your broker will not be aggregated to determine the reduced sales charge.


    A Letter of Intent permits a purchaser, in the case of an Investment Letter of Intent, to establish a total investment goal to be achieved by any number of investments over a thirteen-month period and, in the case of a Participant Letter of Intent, to establish a minimum eligible employee or participant enrollment goal over a thirteen-month period. Each investment made during the period, in the case of an Investment Letter of Intent, will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. In the case of a Participant Letter of Intent, each investment made during the period will be made at net asset value. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser, except in the case of retirement and group plans where the employer or plan sponsor will be responsible for paying any applicable sales charge. The effective date of an Investment Letter of Intent (except in the case of retirement and group plans) may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.


    The Investment Letter of Intent does not obligate the investor to purchase, nor a Fund to sell, the indicated amount. Similarly, the Participant Letter of Intent does not obligate the retirement or group plan to enroll the indicated number of eligible employees or participants. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the purchaser (or the employer or plan sponsor, in the case of any retirement or group plan) is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of a Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.


    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will, in the case of an Investment Letter of Intent, be granted subject to confirmation of the investor's holdings or in the case of a Participant Letter of Intent, subject to confirmation of the number of eligible employees or participants in the retirement or group plan. Letters of Intent are not available to individual participants in any retirement or group plans.

CLASS B SHARES

    The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares--Contingent Deferred Sales Charge" below.

    The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

    The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

    BENEFIT PLANS. Class C shares may be purchased at NAV, without payment of an initial sales charge, by Benefit Plans (as defined above). In the case of Benefit Plans whose accounts are held directly with the Transfer Agent or Prudential Securities and for which the Transfer Agent or Prudential Securities does individual account recordkeeping (Direct Account Benefit Plans) and Benefit Plans sponsored by Prudential, Prudential Securities or its subsidiaries (Prudential Securities or Subsidiary Prototype Benefit Plans), Class C shares may be purchased at NAV by participants who are repaying the loans made from such plans to the participant.

    PRUDENTIAL RETIREMENT PLANS. The initial sales charge will be waived with respect to purchases of Class C shares by qualified and non-qualified retirement and deferred compensation plans participating in a PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services.

    INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES


    Class Z shares of each Fund currently are available for purchase by the following categories of investors:


    - pension, profit-sharing or other employee benefit plans qualified under
      Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets,

    - participants in any fee-based program or trust program sponsored by an affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option,

    - certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by an affiliate of the Distributor for whom Class Z shares of the Prudential Mutual Funds are an available investment option,

    - Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and as of September 20, 1996, (1) were Class Z shareholders of the Prudential Mutual Funds or (2) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds,


    - current and former Directors/Trustees of the Prudential Mutual Funds (including the Company),


    - employees of Prudential and/or Prudential Securities who participate in a Prudential-sponsored employee savings plan, and

    - Prudential with an investment of $10 million or more.

    After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

    In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

SALE OF SHARES

    You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund whose shares you are redeeming computes its NAV for that day (that is, 4:15 P.M., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of a Fund.



    If you hold shares of a Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.



    If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund whose shares you are redeeming in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, the Distributor or to your broker.


    SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $50,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.


    Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.



    REDEMPTION IN KIND. If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. Each Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.



    INVOLUNTARY REDEMPTION. In order to reduce expenses of a Fund, the Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.



    90-DAY REPURCHASE PRIVILEGE. If you redeem your shares of a Fund and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the

NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

    CONTINGENT DEFERRED SALES CHARGE

    Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (one year in the case of shares purchased before November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

    The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                                                  CONTINGENT DEFERRED SALES
                                                                                   CHARGE AS A PERCENTAGE
YEAR SINCE PURCHASE                                                                OF DOLLARS INVESTED OR
PAYMENT MADE                                                                         REDEMPTION PROCEEDS
--------------------------------------------------------------------------------  -------------------------
First...........................................................................               5.0%
Second..........................................................................               4.0%
Third...........................................................................               3.0%
Fourth..........................................................................               2.0%
Fifth...........................................................................               1.0%
Sixth...........................................................................               1.0%
Seventh.........................................................................                 None

    In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Class B shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990) and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; then of amounts representing the cost of shares bought before July 1, 1985; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

    For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

    For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

    WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

    The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. These distributions are:

    (1)in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;

    (2)in the case of an IRA (including a Roth IRA), a lump-sum or other distribution after attaining age 59 1/2 or a periodic distribution based on life expectancy;

    (3)in the case of a Section 403(b) custodial account, a lump sum or other distribution after attaining age 59 1/2; and

    (4)a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability.

    The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (that is, following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. In the case of Direct Account and Prudential Securities or Subsidiary Prototype Benefit Plans, the CDSC will be waived on redemptions which represent borrowings from such plans. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

    Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential Mutual Funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

    SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.


    In addition, the CDSC will be waived on redemptions of shares held by Directors of the Company.


    You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

    In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                    REQUIRED DOCUMENTATION

Death                                 A copy of the shareholder's death certificate
                                      or, in the case of a trust, a copy of the
                                      grantor's death certificate, plus a copy of the
                                      trust agreement identifying the grantor.

Disability--An individual will be     A copy of the Social Security Administration
considered disabled if he or she is   award letter or a letter from a physician on the
unable to engage in any substantial   physician's letterhead stating that the
gainful activity by reason of any     shareholder (or, in the case of a trust, the
medically determinable physical or    grantor) is permanently disabled. The letter
mental impairment which can be        must also indicate the date of disability.
expected to result in death or to be
of long-continued and indefinite
duration.

Distribution from an IRA or 403(b)    A copy of the distribution form from the
Custodial Account                     custodial firm indicating (i) the date of birth
                                      of the shareholder and (ii) that the shareholder
                                      is over age 59 1/2 and is taking a normal
                                      distribution--signed by the shareholder.

Distribution from Retirement Plan     A letter signed by the plan
                                      administrator/trustee indicating the reason for
                                      the distribution.

Excess Contributions                  A letter from the shareholder (for an IRA) or
                                      the plan administrator/trustee on company
                                      letterhead indicating the amount of the excess
                                      and whether or not taxes have been paid.

    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.


QUANTITY DISCOUNT--PRUDENTIAL UTILITY FUND CLASS B SHARES PURCHASED PRIOR TO AUGUST 1, 1994



    The CDSC is reduced on redemptions of Class B shares of Prudential Utility Fund purchased prior to August 1, 1994 if immediately after a purchase of such shares, the aggregate cost of all Class B shares of the Fund owned by you in a single account exceeded $500,000. For example, if you purchase $100,000 of Class B shares of the Fund and the following year purchase an additional $450,000 of Class B shares with the result that the aggregate cost of your Class B shares of the Fund following the second purchase was $550,000, the quantity discount would be available for the second purchase of $450,000 but not for the first purchase of $100,000. The quantity discount will be imposed at the following rates depending on whether the aggregate value exceeded $500,000 or $1 million:


                                CONTINGENT DEFERRED SALES CHARGE
                              AS A PERCENTAGE OF DOLLARS INVESTED
                                     OR REDEMPTION PROCEEDS
   YEAR SINCE PURCHASE     ------------------------------------------
      PAYMENT MADE         $500,001 TO $1 MILLION    OVER $1 MILLION
-------------------------  -----------------------   ----------------
First....................                       3.0%               2.0%
Second...................                       2.0%               1.0%
Third....................                       1.0%               0%
Fourth and thereafter....                       0%                 0%

    You must notify the Fund's Distributor or Transfer Agent either directly or through Prudential Securities or Prusec, at the time of redemption, that you are entitled to the reduced CDSC. The reduced CDSC will be granted subject to confirmation of your holdings.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES

    PRUDENTIAL RETIREMENT PLANS. The CDSC will be waived on redemptions from qualified and non-qualified retirement and deferred compensation plans that participate in a PruArray Plan and other plans for which Prudential provides administrative or recordkeeping services. The CDSC will also be waived on redemptions from Benefit Plans sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in The Guaranteed Investment Account, the Guaranteed Insulated Separate Account and units of The Stable Value Fund.

    OTHER BENEFIT PLANS. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker not affiliated with Prudential and for which the broker provides administrative or recordkeeping services.

CONVERSION FEATURE--CLASS B SHARES

    Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.


    Since each Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.



    For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAVs per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.


    Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

    For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

    The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which the shares are held for the investor by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. Each Fund makes available to its shareholders the following privileges and plans.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS


    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund in which they have invested. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such investment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Such shareholder will receive credit for any CDSC paid in connection with the amount of proceeds being reinvested.


EXCHANGE PRIVILEGE


    Each Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of Prudential Mutual Funds, the exchange privilege is available for those funds eligible for investment in the particular program.


    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund whose shares you wish to exchange at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.


    If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

    If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be returned in order for the shares to be exchanged.

    You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15010, New Brunswick, New Jersey 08906-5010.

    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.


    CLASS A. Shareholders of a Fund may exchange their Class A shares for Class A shares of certain other Prudential Mutual Funds, shares of Prudential Government Securities Trust (Short-Intermediate Term Series) and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential Mutual Funds participating in the exchange privilege.

    The following money market funds participate in the Class A exchange privilege:

       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (Connecticut Money Market Series)
         (Massachusetts Money Market Series)
         (New Jersey Money Market Series)
         (New York Money Market Series)
       Prudential MoneyMart Assets, Inc. (Class A shares)
       Prudential Tax-Free Money Fund, Inc.


    CLASS B AND CLASS C. Shareholders of a Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential Mutual Funds and shares of Prudential Special Money Market Fund, Inc., a money market fund. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of an exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.



    Class B and Class C shares of a Fund may also be exchanged for shares of Prudential Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into a Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.



    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of a Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.


    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

    SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise.

    Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions,
(2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.


    Participants in any fee-based program for which a Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV. Similarly, participants in Prudential Securities' 401(k) Plan for which a Fund's Class Z shares is an available option and who wish to transfer their Class Z shares out of the Prudential Securities 401(k) Plan following separation from service (that is, voluntary or involuntary termination of employment or retirement) will have their Class Z shares exchanged for Class A shares at NAV.



    Additional details about the exchange privilege and prospectuses for each of the Prudential Mutual Funds are available from the Funds' Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Funds, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class beginning in 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)


PERIOD OF MONTHLY INVESTMENTS:                                 $100,000     $150,000     $200,000     $250,000
------------------------------------------------------------  -----------  -----------  -----------  -----------
25 Years....................................................         105          158          210          263
20 years....................................................         170          255          340          424
15 years....................................................         289          433          578          722
10 years....................................................         547          820        1,093        1,366
 5 years....................................................       1,361        2,041        2,721        3,402
See "Automatic Investment Plan."


------------

    (1)Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.


    (2)The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)


    Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.


    Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN

    A systematic withdrawal plan is available to shareholders through the Transfer Agent, the Distributor or your broker. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.

    In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.

    The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must generally be recognized for federal income tax purposes. In addition, withdrawals made concurrently with the purchases of additional shares are inadvisable because of the sales charge applicable to (1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

    Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

    INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

          TAX-DEFERRED COMPOUNDING(1)
CONTRIBUTIONS              PERSONAL
MADE OVER:                 SAVINGS       IRA
------------------------  ----------  ----------
10 years................  $   26,165  $   31,291
15 years................      44,675      58,649
20 years................      68,109      98,846
25 years................      97,780     157,909
30 years................     135,346     244,692

------------


  (1) The chart is for illustrative purposes only and does not represent the performance of a Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.


MUTUAL FUND PROGRAMS


    From time to time, a Fund may be included in a mutual fund program with other Prudential Mutual Funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.


    The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, individuals should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE


    Each Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. A Fund will compute its NAV at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect NAV. In the event the New York Stock Exchange closes early on any business day, the NAV of a Fund's shares shall be determined at the time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



    Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of each Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indices) are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Fund's Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Fund's

Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers. Options on stock and stock indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Company's Board of Directors.



    Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager or the Subadviser (or Valuation Committee or Board of Directors) does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the Manager or the Subadviser, including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, the Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.


    Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS


    Prudential Utility Fund has elected to qualify, each other Fund intends to elect to qualify, and each Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves each Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains of each Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of a Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund.



    Qualification of a Fund as a regulated investment company requires, among other things, that the Fund (a) derive at least 90% of its annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.

    Gains or losses on sales of securities by a Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by a Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of a Fund's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Internal Revenue Code that may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by a Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in the advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.



    Special rules apply to most options on stock indices, futures contracts and options thereon, and foreign currency forward contracts in which the Funds may invest. These investments will generally constitute Section 1256 contracts and will be required to be "marked to market" for federal income tax purposes at the end of the Funds' taxable year; that is, treated as having been sold at market value. Except with respect to certain foreign currency forward contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss.



    Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indices will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. In addition, positions which are part of a "straddle" will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, a Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.



    Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If a Fund's Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.



    Shareholders of a Fund electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.



    Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of a Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.



    Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.



    A shareholder who acquires shares of a Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends, unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Net capital gain dividends paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions that are effectively connected with a U.S. trade or business of the foreign shareholder.


    Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent a Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency and gain or loss from Section 1256 contracts (described above) and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."


    Each Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. Each Fund also is required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, each Fund must distribute during the calendar year all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, a Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which a Fund pays income tax is treated as distributed.



    A Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or on any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its PRO RATA share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.



    Income received by a Fund from sources within foreign countries may be subject to wihtholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary.


    Dividends and distributions may also be subject to state and local taxes.


    Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                            PERFORMANCE INFORMATION


    AVERAGE ANNUAL TOTAL RETURN. Each Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.


    Average annual total return is computed according to the following formula:

                         P(1+T) to the power of n = ERV

Where: P = a hypothetical initial payment of $1000.

       T = average annual total return.

       n = number of years.

       ERV = Ending Redeemable Value of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

    Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


    Below are the average annual total returns for Prudential Utility Fund's share classes for the periods ended December 31, 1998.



                                                                                                        SINCE
                                                              1 YEAR       5 YEARS     10 YEARS       INCEPTION
                                                            -----------  -----------  -----------  ---------------
Class A...................................................        2.58        13.14          N/A          12.37        (1/22/90)
Class B...................................................        2.18        13.34        13.70          16.45        (8/10/81)
Class C...................................................        5.11          N/A          N/A          15.74         (8/1/94)
Class Z...................................................        8.24          N/A          N/A          19.74         (3/1/96)



    AGGREGATE TOTAL RETURN. Each Fund also may advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.


    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV - P
                                    -------

                                       P

    Where: P = a hypothetical initial payment of $1000.

           ERV = Ending Redeemable Value of a hypothetical $1000 investment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


    Below are the aggregate total returns for the Prudential Utility Fund's share classes for the periods ended December 31, 1998.



                                                                                                    SINCE
                                                             1 YEAR      5 YEARS    10 YEARS      INCEPTION
                                                           -----------  ---------  -----------  -------------
Class A..................................................        7.98       95.09         N/A        198.66       (1/22/90)
Class B..................................................        7.18       88.00      260.91       1313.15       (8/10/81)
Class C..................................................        7.18         N/A         N/A         92.61        (8/1/94)
Class Z..................................................        8.24         N/A         N/A         66.60        (3/1/96)

    YIELD. Each Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. This yield will be computed by dividing a Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:


                            a - b
               YIELD = 2[( -------   +1)to the power of 6 - 1]
                             cd

Where: a=dividends and interest earned during the period.
     b=expenses accrued for the period (net of reimbursements).
     c=the average daily number of shares outstanding during the period that were entitled to receive dividends.
     d=the maximum offering price per share on the last day of the period.


    Yield fluctuates and an annualized yield quotation is not a representation by a Fund as to what an investment in the Fund will actually yield for any given period.



    Prudential Utility Fund's 30-day yields for the period ended December 31, 1998 were 2.02%, 1.39%, 1.39% and 2.37% for Class A, Class B, Class C and Class Z shares, respectively.



    Each Fund may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Inc., Morningstar Publications, Inc. and other industry publications, business periodicals and market indices. Set forth below is a chart which compares the performance of different types of investments over the long-term and the rate of inflation.(1)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     PERFORMANCE
    COMPARISON OF
      DIFFERENT
 TYPES OF INVESTMENTS
  OVER THE LONG TERM
 (12/31/25-12/31/98)
                          LONG-TERM GOVT.
    COMMON STOCKS              BONDS          INFLATION
11.2%                                   5.3%       3.1%

------------

(1)Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Stock Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

Portfolio of Investments as of December 31, 1998
                                                 PRUDENTIAL UTILITY FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--98.0%
COMMON STOCKS--95.1%
------------------------------------------------------------
Commercial Services
   89,580   Crescent Operating, Inc.(a)          $       425,505
------------------------------------------------------------
Electrical Power--47.8%
  546,000   AES Corp.(a)                              25,866,750
  700,000   American Electric Power Company,
               Inc.                                   32,943,753
1,045,400   BEC Energy                                43,057,412
1,100,000   BNDES Participacoes SA BNDESP
               (ADR) (Brazil)                         22,550,000
2,632,685   CINergy Corp.                             90,498,547
  981,300   Cleco Corp.                               33,670,856
1,179,500   CMP Group Inc.                            22,263,062
2,500,000   CMS Energy Corp.                         121,093,750
  487,000   Commonwealth Energy System                19,723,500
1,160,381   Companhia Energetica de Minas
               Gerais-Cemig (ADR) (Brazil)            22,076,249
3,000,000   DPL, Inc.                                 64,875,000
1,285,111   Duke Energy Co.                           82,327,423
  903,100   Eastern Utilities Associates              25,512,575
3,435,000   Edison International                      95,750,625
   83,540   El Paso Electric Co.(a)                      730,975
2,497,700   Energy East Corp.                        141,120,050
3,325,000   FirstEnergy Corp.                        108,270,312
3,000,000   Iberdrola (Spain)                         56,117,236
3,598,500   Illinova Corp.                            89,962,500
7,523,805   National Power PLC (United
               Kingdom)                               64,778,613
  800,000   Nevada Power Co.                          20,800,000
  906,800   New Century Energies, Inc.                44,206,500
6,475,600   Niagara Mohawk Power Corp.(a)            104,419,050
1,934,000   NIPSCO Industries, Inc.                   58,866,125
8,161,400   Northeast Utilities Co.                  130,582,400
3,700,000   PacifiCorp                                77,931,250
1,978,600   PECO Energy Co.                           82,359,225
2,003,400   Pinnacle West Capital Corp.               84,894,075
2,557,000   Public Service Company of New
               Mexico                                 52,258,688
1,470,800   Rochester Gas & Electric Corp.            45,962,500
1,005,400   RWE AG (Germany)                          55,080,902
3,548,366   Sempra Energy                             90,039,787
  500,000   Sierra Pacific Resources                  19,000,000
  973,200   Teco Energy Inc.                          27,432,075
1,778,367   Texas Utilities Co.                       83,027,509
2,511,800   Unicom Corp.                         $    96,861,288
1,770,740   Unisource Energy Corp.                    23,904,990
   62,350   Viag AG (Germany)                         36,572,976
                                                 ---------------
                                                   2,297,388,528
------------------------------------------------------------
Gas Distribution--7.0%
  283,650   Bay State Gas Co.                         11,292,816
3,938,104   British Gas PLC (ADR) (United
               Kingdom)                              128,726,774
  237,700   Eastern Enterprises, Inc.                 10,399,375
  700,600   Energen Corp.                             13,661,700
2,211,792   Keyspan Energy                            68,565,552
2,383,600   MCN Corp.                                 45,437,375
  810,600   NICOR, Inc.                               34,247,850
  117,600   Providence Energy Corp.                    2,469,600
  205,400   Southwest Gas Corp.                        5,520,125
  303,600   Washington Gas Light Co.                   8,235,150
  276,650   Yankee Energy System, Inc.                 8,057,431
                                                 ---------------
                                                     336,613,748
------------------------------------------------------------
Gas Pipelines--24.3%
5,418,550   Coastal Corp.                            189,310,591
3,025,000   Columbia Energy Group                    174,693,750
  807,200   Consolidated Natural Gas Co.              43,588,800
2,698,200   El Paso Energy Corp.                      93,931,087
  909,900   Enron Corp.                               51,921,169
2,061,800   Equitable Resources, Inc.                 60,049,925
1,740,300   KN Energy, Inc.                           63,303,412
4,360,800   Questar Corp.                             84,490,500
  375,000   RAO Gazprom (ADR) (Russia)                 3,178,125
3,636,300   Sonat, Inc.                               98,407,369
5,400,000   TransCanada Pipelines, Ltd.
               (Canada)                               77,753,462
2,200,000   Westcoast Energy, Inc. (Canada)           43,725,000
1,475,900   Western Gas Resources, Inc.                8,486,425
5,647,022   Williams Companies, Inc.                 176,116,499
                                                 ---------------
                                                   1,168,956,114

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Portfolio of Investments as of December 31, 1998
                                                 PRUDENTIAL UTILITY FUND, INC.
------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Media--0.2%
1,135,971   Ascent Entertainment Group,
               Inc.(a)                           $     8,377,786
------------------------------------------------------------
Oil & Gas Exploration/Production--1.4%
1,000,000   Alberta Energy Co., Ltd. (Canada)         21,500,000
1,635,610   EEX Corp.                                 11,449,270
  359,100   Enron Oil & Gas Co.                        6,194,475
  168,300   Oryx Energy Co.(a)                         2,261,531
1,514,800   Pioneer Natural Resources Co.             13,254,500
1,600,000   Union Pacific Resources Group,
               Inc.                                   14,500,000
                                                 ---------------
                                                      69,159,776
------------------------------------------------------------
Real Estate Investment Trust--1.3%
  895,800   Crescent Real Estate Equities, Co.        20,603,400
  969,900   Equity Residential Property Trust         39,220,331
                                                 ---------------
                                                      59,823,731
------------------------------------------------------------
Telecommunications--13.1%
1,402,200   AT&T Corp.                               105,515,550
1,739,600   BCE, Inc. (Canada)                        65,996,075
  500,000   Bell Atlantic Corp.                       26,500,000
2,023,000   Comsat Corp.                              72,828,000
2,126,100   Frontier Corp.                            72,287,400
1,009,055   Hellenic Telecommunication
               Organization S.A. (GDR)
               (Greece)                               13,243,847
1,460,000   Millicom International Cellular
               S.A. (Luxembourg)(a)                   50,917,500
2,054,050   SBC Communications, Inc.                 110,148,431
  600,000   Swisscom AG (ADR)                         25,537,500
  371,400   Telecomunicacoes Brasileiras S.A.
               (ADR)(a) (Brazil)                      26,996,138
1,211,500   Telefonos de Mexico, S.A. (ADR)
               (Mexico)                          $    58,984,906
                                                 ---------------
                                                     628,955,347
                                                 ---------------
            Total common stocks
               (cost $3,008,754,872)               4,569,700,535
                                                 ---------------
PREFERRED STOCKS--1.5%
------------------------------------------------------------
Gas Pipelines--0.6%
  710,000   KN Energy Inc.                            26,669,375
------------------------------------------------------------
Telecommunications--0.9%
  475,000   Nortel Inversora S.A.,
               Convertible, 10.00% (Argentina)        24,700,000
  398,000   Philippine Long Distance Telephone
               Co. Convertible (GDR) (The
               Philippines)                           18,905,000
                                                 ---------------
                                                      43,605,000
                                                 ---------------
            Total preferred stocks
               (cost $70,380,000)                     70,274,375
                                                 ---------------
Principal
Amount
(000)
------------------------------------------------------------
BONDS--1.4%
------------------------------------------------------------
Electrical Power--0.3%
$  10,000   Niagara Mohawk Power Corp.,
               9.50%, 3/1/21                          10,646,100
    5,000   Texas Utilities Co.,
               9.75%, 5/1/21                           5,596,750
                                                 ---------------
                                                      16,242,850

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL UTILITY FUND, INC.
Portfolio of Investments as of December 31, 1998
------------------------------------------------------------

Principal
Amount
(000)        Description                     Value (Note 1)
------------------------------------------------------------
Oil & Gas Exploration--0.1%
$   2,000   Oryx Energy Co.,
               9.50%, 11/1/99                    $     2,053,000
------------------------------------------------------------
U.S. Government Obligations--1.0%
   43,000   United States Treasury Bond
               6.375%, 8/15/27                        49,422,910
                                                 ---------------
            Total bonds
               (cost $59,909,042)                     67,718,760
                                                 ---------------
            Total long-term investments
               (cost $3,139,043,914)               4,707,693,670
                                                 ---------------
SHORT-TERM INVESTMENT--2.0%
------------------------------------------------------------
Repurchase Agreement
   96,072   Joint Repurchase Agreement
               Account,
               4.69%, 1/4/99
               (cost $96,072,000; Note 5)             96,072,000
                                                 ---------------
------------------------------------------------------------
Total Investments--100.0%
            (cost $3,235,115,914; Note 4)          4,803,765,670
            Other assets in excess of
               liabilities                               518,959
                                                 ---------------
            Net Assets--100%                     $ 4,804,284,629
                                                 ---------------
                                                 ---------------

---------------
(a) Non-income producing.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Statement of Assets and Liabilities                PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                      December 31, 1998
Investments, at value (cost $3,235,115,914).............................................................       $ 4,803,765,670
Cash....................................................................................................                66,804
Dividends and interest receivable.......................................................................            14,945,959
Receivable for Fund shares sold.........................................................................             3,375,742
Receivable for investments sold.........................................................................                26,275
Prepaid expenses and other assets.......................................................................               101,816
                                                                                                              -----------------
   Total assets.........................................................................................         4,822,282,266
                                                                                                              -----------------
Liabilities
Payable for Fund shares reacquired......................................................................             9,565,315
Payable for investments purchased.......................................................................             3,298,340
Distribution fee payable................................................................................             2,286,948
Management fee payable..................................................................................             1,596,993
Accrued expenses........................................................................................             1,004,436
Foreign withholding taxes payable.......................................................................               245,605
                                                                                                              -----------------
   Total liabilities....................................................................................            17,997,637
                                                                                                              -----------------
Net Assets..............................................................................................       $ 4,804,284,629
                                                                                                              -----------------
                                                                                                              -----------------
Net assets were comprised of:
   Common stock, at par.................................................................................       $     3,986,086
   Paid-in capital in excess of par.....................................................................         3,157,423,314
                                                                                                              -----------------
                                                                                                                 3,161,409,400
   Undistributed net investment income..................................................................             3,417,699
   Accumulated net realized gain on investments.........................................................            70,782,641
   Net unrealized appreciation on investments and foreign currencies....................................         1,568,674,889
                                                                                                              -----------------
Net assets, December 31, 1998...........................................................................       $ 4,804,284,629
                                                                                                              -----------------
                                                                                                              -----------------
Class A:
   Net asset value and redemption price per share
      ($2,740,649,789 / 227,316,481 shares of common stock issued and outstanding)......................               $12.06
   Maximum sales charge (5% of offering price)..........................................................                   .63
                                                                                                              -----------------
   Maximum offering price to public.....................................................................               $12.69
                                                                                                              -----------------
                                                                                                              -----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($1,989,921,641 / 165,179,989 shares of common stock issued and outstanding)......................               $12.05
                                                                                                              -----------------
                                                                                                              -----------------
Class C:
   Net asset value and redemption price per share
      ($27,071,611 / 2,247,226 shares of common stock issued and outstanding)...........................               $12.05
   Sales charge (1% of offering price)..................................................................                  .12
                                                                                                              -----------------
   Offering price to public.............................................................................               $12.17
                                                                                                              -----------------
                                                                                                              -----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($46,641,588 / 3,864,952 shares of common stock issued and outstanding)...........................               $12.07
                                                                                                              -----------------
                                                                                                              -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL UTILITY FUND, INC.
Statement of Operations
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1998
Income
   Dividends (net of foreign withholding
      taxes of $3,291,897)...............     $ 141,305,902
   Interest..............................        13,926,018
                                            -----------------
      Total income.......................       155,231,920
                                            -----------------
Expenses
   Management fee........................        19,099,006
   Distribution fee--Class A.............         6,629,270
   Distribution fee--Class B.............        21,200,458
   Distribution fee--Class C.............           203,090
   Transfer agent's fees and expenses....         5,315,000
   Custodian's fees and expenses.........           580,000
   Reports to shareholders...............           460,000
   Registration fees.....................            90,000
   Insurance.............................            86,000
   Legal fees............................            45,000
   Directors' fees.......................            40,000
   Audit fee and expenses................            32,000
   Miscellaneous.........................            26,885
                                            -----------------
      Total expenses.....................        53,806,709
                                            -----------------
Net investment income....................       101,425,211
                                            -----------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions...............       391,925,240
   Foreign currency transactions.........           486,292
                                            -----------------
                                                392,411,532
                                            -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments...........................      (137,478,889)
   Foreign currencies....................           168,826
                                            -----------------
                                               (137,310,063)
                                            -----------------
Net gain on investments and foreign
   currencies............................       255,101,469
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................     $ 356,526,680
                                            -----------------
                                            -----------------

PRUDENTIAL UTILITY FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended December 31,
in Net Assets                        1998               1997
Operations
   Net investment income......  $  101,425,211     $   111,754,871
   Net realized gain on
      investments.............     392,411,532         412,749,671
   Net change in unrealized
      appreciation
      (depreciation) of
      investments.............    (137,310,063)        539,842,910
                                --------------    -----------------
   Net increase in net assets
      resulting from
      operations..............     356,526,680       1,064,347,452
                                --------------    -----------------
Dividends and distributions
   (Note 1)
   Dividends from net
      investment income
      Class A.................     (68,056,406)        (60,645,408)
      Class B.................     (37,778,258)        (40,354,565)
      Class C.................        (384,643)           (200,787)
      Class Z.................      (1,307,870)         (1,038,271)
                                --------------    -----------------
                                  (107,527,177)       (102,239,031)
                                --------------    -----------------
   Distributions from net
      realized capital gains
      Class A.................    (197,560,744)       (211,158,424)
      Class B.................    (153,950,412)       (182,907,714)
      Class C.................      (1,758,047)           (998,463)
      Class Z.................      (3,456,422)         (3,229,427)
                                --------------    -----------------
                                  (356,725,625)       (398,294,028)
                                --------------    -----------------
Fund share transactions (net of
   share conversions) (Note 6)
   Proceeds from shares
      sold....................     598,995,199         413,071,389
   Net asset value of shares
      issued in reinvestment
      of dividends and
      distributions...........     426,138,453         459,144,179
   Cost of shares
      reacquired..............    (883,989,695)       (865,755,515)
                                --------------    -----------------
   Net increase in net assets
      from Fund share
      transactions............     141,143,957           6,460,053
                                --------------    -----------------
Total increase................      33,417,835         570,274,446
Net Assets
Beginning of year.............   4,770,866,794       4,200,592,348
                                --------------    -----------------
End of year(a)................  $4,804,284,629     $ 4,770,866,794
                                --------------    -----------------
                                --------------    -----------------
(a) Includes undistributed net
    investment income of......  $    3,417,699     $     9,335,543
                                --------------    -----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.

Notes to Financial Statements                      PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
Prudential Utility Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek total return through a combination of income and capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity and debt securities of utility companies. Utility companies include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. The ability of issuers of certain debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities traded on an exchange and NASDAQ National Market Securities are valued at the last reported sales price on the exchange or system on which they are traded or, if no sale was reported on that date, at the mean between the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker. Short-term securities which mature in more than 60 days are valued based on current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadviser.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 P.M., New York time.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities--at the closing daily rate of exchange;

(ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities, disposition of foreign currency, gains or losses realized between the trade and settlement dates of security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities (other than investments) at year end exchange rates are reflected as a component of unrealized appreciation or depreciation on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments and foreign currencies are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Dividends and Distributions: Dividends from net investment income are declared and paid quarterly. The Fund will distribute at least annually any
--------------------------------------------------------------------------------

Notes to Financial Statements                      PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
net capital gains in excess of capital loss carryforwards. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Reclassification of Capital Accounts: The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $184,122, decrease accumulated net realized gain on investments by $25,078,864 and increase paid-in-capital by $24,894,742 for realized foreign currency gains and for redemptions utilized as distributions for federal income tax purposes during the year ended December 31, 1998. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements

The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PIFM is computed daily and payable monthly at an annual rate of .60% of the Fund's average daily net assets up to $250 million, .50% of the next $500 million, .45% of the next $750 million, .40% of the next $500 million, .35% of the next $2 billion, .325% of the next $2 billion and .30% of the average daily net assets of the Fund in excess of $6 billion.

The Fund had a distribution agreement with Prudential Securities Incorporated ('PSI'), which acted as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund through May 31, 1998. Prudential Investment Management Services LLC ('PIMS') became the distributor of the Fund effective June 1, 1998 and is serving the Fund under the same terms and conditions as under the agreement with PSI. The Fund compensated PSI and PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees for Class A, B and C shares were accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 1998.

PSI and PIMS have advised the Fund that they received approximately $1,167,500 and $14,700 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 1998. From these fees, PSI and PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PSI and PIMS have advised the Fund that for the year ended December 31, 1998, they received approximately $1,683,000 and $10,500 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PSI, PIFM, PIMS and PIC are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

The Fund, along with other affiliated registered investment companies (the 'Funds'), has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $200,000,000. Interest on any such borrowings outstanding will be at market rates. The purpose of the Agreement is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the Agreement during the year ended December 31, 1998. The Funds pay a commitment fee at an annual rate of .055 of 1% on the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro-rata basis by the Funds. The Agreement expired on December 30, 1998 and has been extended through February 28, 1999 under the same terms.
--------------------------------------------------------------------------------

Notes to Financial Statements                      PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended December 31, 1998, the Fund incurred fees of approximately $4,358,300 for the services of PMFS. As of December 31, 1998, approximately $360,700 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

For the year ended December 31, 1998, PSI earned approximately $24,600 in brokerage commissions from portfolio transactions executed on behalf of the Fund.
------------------------------------------------------------
Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1998, were $777,205,059 and $860,819,895, respectively.

The federal income tax basis of the Fund's investments at December 31, 1998 was $3,239,570,632 and, accordingly, net unrealized appreciation for federal income tax purposes was $1,564,195,038 (gross unrealized appreciation--$1,721,146,534; gross unrealized depreciation--$156,951,496).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 1998, the Fund had a 13.96% undivided interest in the joint account. The undivided interest for the Fund represents $96,072,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

Bear Stearns & Co., Inc., 4.75%, in the principal amount of $165,000,000, repurchase price $165,087,083, due 1/4/99. The value of the collateral including accrued interest was $169,478,699.

Deutsche Bank Securities Inc., 4.80%, in the principal amount of $100,000,000, repurchase price $100,053,333, due 1/4/99. The value of the collateral including accrued interest was $102,001,052.

Goldman Sachs & Co., 4.25%, in the principal amount of $93,088,000, repurchase price $93,131,958, due 1/4/99. The value of the collateral including accrued interest was $94,950,662.

Morgan (J.P.) Securities Inc., 4.75%, in the principal amount of $165,000,000, repurchase price $165,087,083, due 1/4/99. The value of the collateral including accrued interest was $168,300,696.

Warburg Dillon Read, Inc., 4.75%, in the principal amount of $165,000,000, repurchase price $165,087,083, due 1/4/99. The value of the collateral including accrued interest was $168,529,699.
------------------------------------------------------------
Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of $.01 par value per share common stock authorized which consists of 500 million shares of Class A common stock, 700 million shares of Class B common stock, 400 million shares of Class C common stock and 400 million shares of Class Z common stock.

Transactions in shares of common stock were as follows:

Class A                              Shares           Amount
--------------------------------  ------------    ---------------
Year ended December 31, 1998:
Shares sold.....................    19,037,525    $   237,779,818
Shares issued in reinvestment of
  dividends and distributions...    19,621,888        242,393,959
Shares reacquired...............   (29,837,592)      (374,504,596)
                                  ------------    ---------------
Net increase in shares
  outstanding before
  conversion....................     8,821,821        105,669,181
Shares issued upon conversion
  from Class B..................     9,025,214        109,890,889
                                  ------------    ---------------
Net increase in shares
  outstanding...................    17,847,035    $   215,560,070
                                  ------------    ---------------
                                  ------------    ---------------
Year ended December 31, 1997:
Shares sold.....................    18,710,671    $   214,780,201
Shares issued in reinvestment of
  dividends and distributions...    21,742,349        248,368,140
Shares reacquired...............   (41,618,692)      (478,448,444)
                                  ------------    ---------------
Net decrease in shares
  outstanding before
  conversion....................    (1,165,672)       (15,300,103)
Shares issued upon conversion
  from Class B..................    24,639,335        284,415,438
                                  ------------    ---------------
Net increase in shares
  outstanding...................    23,473,663    $   269,115,335
                                  ------------    ---------------
                                  ------------    ---------------

--------------------------------------------------------------------------------

Notes to Financial Statements                      PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

Class B                              Shares           Amount
--------------------------------  ------------    ---------------
Year ended December 31, 1998:
Shares sold.....................    24,489,734    $   307,013,338
Shares issued in reinvestment of
  dividends and distributions...    14,344,999        177,016,698
Shares reacquired...............   (37,529,567)      (468,939,125)
                                  ------------    ---------------
Net increase in shares
  outstanding before
  conversion....................     1,305,166         15,090,911
Shares reacquired upon
  conversion into Class A.......    (9,136,008)      (109,890,889)
                                  ------------    ---------------
Net decrease in shares
  outstanding...................    (7,830,842)   $   (94,799,978)
                                  ------------    ---------------
                                  ------------    ---------------
Year ended December 31, 1997:
Shares sold.....................    14,991,815    $   170,422,061
Shares issued in reinvestment of
  dividends and distributions...    18,013,110        205,416,554
Shares reacquired...............   (31,804,005)      (362,886,857)
                                  ------------    ---------------
Net increase in shares
  outstanding before
  conversion....................     1,200,920         12,951,758
Shares reacquired upon
  conversion into Class A.......   (24,674,366)      (284,415,438)
                                  ------------    ---------------
Net decrease in shares
  outstanding...................   (23,473,446)   $  (271,463,680)
                                  ------------    ---------------
                                  ------------    ---------------
Class C
--------------------------------
Year ended December 31, 1998:
Shares sold.....................     1,692,797    $    21,154,562
Shares issued in reinvestment of
  dividends and distributions...       161,515          1,983,980
Shares reacquired...............      (701,686)        (8,661,428)
                                  ------------    ---------------
Net increase in shares
  outstanding...................     1,152,626    $    14,477,114
                                  ------------    ---------------
                                  ------------    ---------------
Class C                              Shares           Amount
--------------------------------  ------------    ---------------
Year ended December 31, 1997:
Shares sold.....................     1,039,426    $    12,054,619
Shares issued in reinvestment of
  dividends and distributions...        95,416          1,091,801
Shares reacquired...............      (591,977)        (6,968,862)
                                  ------------    ---------------
Net increase in shares
  outstanding...................       542,865    $     6,177,558
                                  ------------    ---------------
                                  ------------    ---------------
Class Z
--------------------------------
Year ended December 31, 1998:
Shares sold.....................     2,632,084    $    33,047,481
Shares issued in reinvestment of
  dividends and distributions...       383,622          4,743,816
Shares reacquired...............    (2,547,360)       (31,884,546)
                                  ------------    ---------------
Net increase in shares
  outstanding...................       468,346    $     5,906,751
                                  ------------    ---------------
                                  ------------    ---------------
Year ended December 31, 1997:
Shares sold.....................     1,379,164    $    15,814,508
Shares issued in reinvestment of
  dividends and distributions...       374,266          4,267,684
Shares reacquired...............    (1,523,099)       (17,451,352)
                                  ------------    ---------------
Net increase in shares
  outstanding...................       230,331    $     2,630,840
                                  ------------    ---------------
                                  ------------    ---------------

--------------------------------------------------------------------------------

Financial Highlights                               PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

                                                                      Class A
                                               -----------------------------------------------------
                                                              Year Ended December 31,
                                               -----------------------------------------------------
                                               1998(b)     1997(b)     1996(b)      1995       1994
                                               -------     -------     -------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........    $12.33      $10.88      $ 9.87      $ 8.27     $ 9.72
                                               -------     -------     -------     ------     ------
Income from investment operations
Net investment income......................       .30         .34         .32         .30        .31
Net realized and unrealized gains (losses)
   on investment and foreign currency
   transactions............................       .69        2.53        1.80        1.79      (1.06)
                                               -------     -------     -------     ------     ------
   Total from investment operations........       .99        2.87        2.12        2.09       (.75)
                                               -------     -------     -------     ------     ------
Less distributions
Dividends from net investment income.......      (.32)       (.32)       (.32)       (.30)      (.32)
Distributions from net realized gains......      (.94)      (1.10)       (.79)       (.19)      (.36)
Distributions in excess of net realized
   gains...................................      --          --          --          --         (.02)
                                               -------     -------     -------     ------     ------
   Total distributions.....................     (1.26)      (1.42)      (1.11)      (.49)      (.70)
                                               -------     -------     -------     ------     ------
Net asset value, end of year...............    $12.06      $12.33      $10.88      $ 9.87     $ 8.27
                                               -------     -------     -------     ------     ------
                                               -------     -------     -------     ------     ------
TOTAL RETURN(a)............................      7.98%      27.77%      22.09%      25.74%     (7.89)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000,000)..........    $2,741      $2,583      $2,023      $1,709       $254
Average net assets (000,000)...............    $2,652      $2,201      $1,786      $1,440       $294
Ratios to average net assets:
   Expenses, including distribution fees...       .78%        .82%        .86%        .88%       .88%
   Expenses, excluding distribution fees...       .53%        .57%        .61%        .63%       .63%
   Net investment income...................      2.43%       2.95%       3.10%       3.12%      3.37%
For Class A, B, C and Z shares:
   Portfolio turnover rate.................        17%         15%         17%         14%        15%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Financial Highlights                               PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

                                                                      Class B
                                               -----------------------------------------------------
                                                              Year Ended December 31,
                                               -----------------------------------------------------
                                               1998(b)     1997(b)     1996(b)      1995       1994
                                               -------     -------     -------     ------     ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........    $12.32      $10.88      $ 9.87      $ 8.26     $ 9.69
                                               -------     -------     -------     ------     ------
Income from investment operations
Net investment income......................       .21         .25         .24         .22        .24
Net realized and unrealized gains (losses)
   on investment and foreign currency
   transactions............................       .69        2.53        1.80        1.80      (1.05)
                                               -------     -------     -------     ------     ------
   Total from investment operations........       .90        2.78        2.04        2.02       (.81)
                                               -------     -------     -------     ------     ------
Less distributions
Dividends from net investment income.......      (.23)       (.24)       (.24)       (.22)      (.24)
Distributions from net realized gains......      (.94)      (1.10)       (.79)       (.19)      (.36)
Distributions in excess of net realized
   gains...................................      --          --          --          --         (.02)
                                               -------     -------     -------     ------     ------
   Total distributions.....................     (1.17)      (1.34)      (1.03)       (.41)      (.62)
                                               -------     -------     -------     ------     ------
Net asset value, end of year...............    $12.05      $12.32      $10.88      $ 9.87     $ 8.26
                                               -------     -------     -------     ------     ------
                                               -------     -------     -------     ------     ------
TOTAL RETURN(a)............................      7.18%      26.80%      21.16%      24.80%     (8.51)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000,000)..........    $1,990      $2,132      $2,137      $2,355     $3,526
Average net assets (000,000)...............    $2,120      $2,059      $2,184      $2,450     $4,152
Ratios to average net assets:
   Expenses, including distribution fees...      1.53%       1.57%       1.61%       1.63%      1.63%
   Expenses, excluding distribution fees...       .53%        .57%        .61%        .63%       .63%
   Net investment income...................      1.67%       2.20%       2.35%       2.37%      2.62%

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Financial Highlights                               PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------

                                                                         Class C                                      Class Z
                                               ------------------------------------------------------------     -------------------
                                                                                                August 1,
                                                                                                 1994(d)        Year Ended December
                                                         Year Ended December 31,                 Through                31,
                                               -------------------------------------------     December 31,     -------------------
                                               1998(b)     1997(b)     1996(b)      1995           1994         1998(b)     1997(b)
                                               -------     -------     -------     -------     ------------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......    $ 12.32     $ 10.88     $  9.87     $ 8.26        $   9.30       $ 12.34     $ 10.88
                                               -------     -------     -------     -------         ------       -------     -------
Income from investment operations
Net investment income......................        .21         .25         .24        .22             .11           .34         .36
Net realized and unrealized gains (losses)
   on investment and foreign currency
   transactions............................        .69        2.53        1.80       1.80            (.69)          .69        2.54
                                               -------     -------     -------     -------         ------       -------     -------
   Total from investment operations........        .90        2.78        2.04       2.02            (.58)         1.03        2.90
                                               -------     -------     -------     -------         ------       -------     -------
Less distributions
Dividends from net investment income.......       (.23)       (.24)       (.24)      (.22 )          (.13)         (.36)       (.34)
Distributions from net realized gains......       (.94)      (1.10)       (.79)      (.19 )          (.31)         (.94)      (1.10)
Distributions in excess of net realized
   gains...................................      --          --          --          --              (.02)        --          --
                                               -------     -------     -------     -------         ------       -------     -------
   Total distributions.....................      (1.17)      (1.34)      (1.03)      (.41 )          (.46)        (1.30)      (1.44)
                                               -------     -------     -------     -------         ------       -------     -------
Net asset value, end of period.............    $ 12.05     $ 12.32     $ 10.88     $ 9.87        $   8.26       $ 12.07     $ 12.34
                                               -------     -------     -------     -------         ------       -------     -------
                                               -------     -------     -------     -------         ------       -------     -------
TOTAL RETURN(a)............................       7.18%      26.80%      21.16%     24.80 %         (6.27)%        8.24%      28.15%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............    $27,072     $13,490     $ 6,001     $3,455        $    787       $46,642     $41,904
Average net assets (000)...................    $20,309     $ 9,424     $ 4,517     $2,181        $    433       $46,093     $35,994
Ratios to average net assets:
   Expenses, including distribution fees...       1.53%       1.57%       1.61%      1.63 %          1.70%(c)       .53%        .57%
   Expenses, excluding distribution fees...        .53%        .57%        .61%       .63 %           .70%(c)       .53%        .57%
   Net investment income...................       1.71%       2.20%       2.35%      2.37 %          2.65%(c)      2.68%       3.20%

                                               March 1,
                                               1996(e)
                                               Through
                                             December 31,
                                               1996(b)
                                             ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......    $  10.05
                                                 ------
Income from investment operations
Net investment income......................         .29
Net realized and unrealized gains (losses)
   on investment and foreign currency
   transactions............................        1.67
                                                 ------
   Total from investment operations........        1.96
                                                 ------
Less distributions
Dividends from net investment income.......        (.34)
Distributions from net realized gains......        (.79)
Distributions in excess of net realized
   gains...................................        --
                                                 ------
   Total distributions.....................       (1.13)
                                                 ------
Net asset value, end of period.............    $  10.88
                                                 ------
                                                 ------
TOTAL RETURN(a)............................       20.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)............    $ 34,446
Average net assets (000)...................    $ 34,291
Ratios to average net assets:
   Expenses, including distribution fees...         .61%(c)
   Expenses, excluding distribution fees...         .61%(c)
   Net investment income...................        3.35%(c)

---------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than one full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Commencement of offering of Class Z shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.

Report of Independent Accountants                  PRUDENTIAL UTILITY FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Utility Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Utility Fund, Inc. (the 'Fund') at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 23, 1999

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk and providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.


    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, that is, principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).


MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors off-set short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

    Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This following chart shows the long-term performance of various asset classes and the rate of inflation.


                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY


VALUE OF $1.00 INVESTED ON
1/1/26 THROUGH 12/31/98
Small Stocks                                        $5,116.95
Common Stocks                                       $2,350.89
Long-Term Bonds                                     $   44.18
Treasury Bills                                      $   14.94
Inflation                                           $    9.16

Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and the reinvestment of gains. Bond returns are due mainly to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P Composite Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1988 through 1998. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on the historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

                    '88     '89     '90     '91     '92     '93     '94     '95     '96     '97     '98
---------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)             7.0%   14.4%    8.5%   15.3%    7.2%   10.7%   (3.4)%  18.4%    2.7%    9.6%   10.0%
---------------------------------------------------------------------------------------------------------
U. S. GOVERNMENT
MORTGAGE
SECURITIES(2)        4.3%   15.4%   10.7%   15.7%    7.0%    6.8%   (1.6)%  16.8%    5.4%    9.5%    7.0%
---------------------------------------------------------------------------------------------------------
U.S. INVESTMENT
GRADE
CORPORATE
BONDS(3)             9.2%   14.1%    7.1%   18.5%    8.7%   12.2%   (3.9)%  22.3%    3.3%   10.2%    8.6%
---------------------------------------------------------------------------------------------------------
U.S.
HIGH YIELD
CORPORATE
BONDS(4)            12.5%    0.8%   (9.6)%  46.2%   15.8%   17.1%   (1.0)%  19.2%   11.4%   12.8%    1.6%
---------------------------------------------------------------------------------------------------------
WORLD
GOVERNMENT
BONDS(5)             2.3%   (3.4)%  15.3%   16.2%    4.8%   15.1%    6.0%   19.6%    4.1%   (4.3%)   5.3%
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN
HIGHEST
AND LOWEST RETURN
PERCENT             10.2    18.8    24.9    30.9    11.0    10.3     9.9     5.5     8.7    17.1     8.4

1 LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

2 LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgaged-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

3 LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.


4 LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by S&P or Fitch Investors Service). All bonds in the index have maturities of at least one year. Source:
Lipper Inc.


5 SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 1998 It does not represent the performance of any Prudential Mutual Fund.

 AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS 12/31/85 - 12/31/98
                               (IN U.S. DOLLARS)

BELGIUM                                   22.7%
SPAIN                                     22.5%
THE NETHERLANDS                           20.8%
SWEDEN                                    19.9%
SWITZERLAND                               18.3%
USA                                       18.1%
HONG KONG                                 17.8%
FRANCE                                    17.4%
UK                                        16.7%
GERMANY                                   13.4%
AUSTRIA                                    8.9%
JAPAN                                      6.5%

Source: Morgan Stanley Capital International (MSCI) and Lipper Inc. as of 12/31/98. Used with permission. Morgan Stanley Country indices are unmanaged indices which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indices.

This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 stock index with and without reinvested dividends.

Capital Appreciation
 and Reinvesting
 Dividends                   $ 391,707
Capital Appreciation
 only                        $ 133,525

Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Stock Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indices.

                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                          WORLD TOTAL : $15.8 TRILLION

CANADA                                               1.8%
U.S.                                                51.0%
EUROPE                                              34.7%
PACIFIC BASIN                                       12.5%

Source: Morgan Stanley Capital International, December 31, 1998. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential Mutual Fund.

                            ------------------------

    The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

              LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1998)

                                    [CHART]

Source: Ibbotson Associates. Used with permission. All rights reserved. This chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1998. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes only and should not be construed to represent the yields of any Prudential Mutual Fund.

                APPENDIX III--INFORMATION RELATING TO PRUDENTIAL


    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Funds are Managed--Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.


INFORMATION ABOUT PRUDENTIAL

    The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs more than 79,000 persons worldwide, and maintains a sales force of approximately 10,100 agents and 6,500 domestic and international financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of life insurance, Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for more than
1.5 million cars and insures approximately 1.2 million homes.

    MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $211 billion in assets of institutions and individuals. In INSTITUTIONAL INVESTOR, July 1998, Prudential was ranked eighth in terms of total assets under management as of December 31, 1997.

    REAL ESTATE. The Prudential Real Estate Affiliates is one of the leading real estate residential and commercial brokerage networks in North America and has more than 37,000 real estate brokers and agents with over 1,400 offices across the United States.(2)

    HEALTHCARE. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.9 million Americans receive healthcare from a Prudential managed care membership.(3)

    FINANCIAL SERVICES. The Prudential Savings Bank FSB, a wholly-owned subsidiary of Prudential, has nearly $1 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

    As of November 30, 1998, Prudential Investments Fund Management was the eighteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

------------
    (1)PIC serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates LLC as one of the subadvisers to The Prudential Investment Portfolios, Inc. and Mercator Asset Management LP as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.
    (2)As of December 31, 1997.
    (3)On December 10, 1998, Prudential announced its intention to sell Prudential Health Care to Aetna Inc. for $1 billion.

                                     III-1

    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

    EQUITY FUNDS. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.

    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(4) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Investment grade bond analysts monitor the financial viability of different bond issuers in the investment grade corporate and municipal bond markets--from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from PULP AND PAPER FORECASTER to WOMEN'S WEAR DAILY--to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.

    Prudential Mutual Funds trade billions in U.S. and foreign government securities a year. PIC seeks information from government policy makers. Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

INFORMATION ABOUT PRUDENTIAL SECURITIES

    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and Annuities. As of December 31, 1998, assets held by Prudential Securities for its clients approximated $268 billion. During 1998, over 31,000 new customer accounts were opened each month at Prudential Securities.(5)

    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment and financial planning areas.

    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial ArchitectsSFinancial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

------------
    (4)As of December 31, 1997. The number of bonds and the size of the Fund are subject to change.
    (5)As of December 31, 1998.

                                     III-2

                                     PART C
                               OTHER INFORMATION

ITEM 23.  EXHIBITS.

    (a) (1) Articles of Amendment to Articles of Incorporation, incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

        (2) Articles of Restatement, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

        (3) Articles Supplementary, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1996.

        (4) Articles Supplementary, incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.


        (5) Articles of Amendment to Articles of Incorporation.*



        (6) Articles Supplementary.*


    (b) By-Laws, incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

    (c) Specimen Stock Certificate issued by the Registrant, incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.


    (d) (1) Subadvisory Agreement for Prudential Utility Fund between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation, incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.



        (2) Form of Subadvisory Agreement for Prudential Financial Services Fund between Prudential Investments Fund Management LLC and The Prudential Investment Corporation.*



        (3) Form of Subadvisory Agreement for Prudential Technology Fund between Prudential Investments Fund Management LLC and The Prudential Investment Corporation.*



        (4) Form of Subadvisory Agreement for Prudential Health Sciences Fund between Prudential Investments Fund Management LLC and Jennison Associates LLC.*



        (5) Amended Management Agreement for Prudential Utility Fund, incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.



        (6)  Form of Management Agreement for Prudential Financial Services
       Fund.*



        (7)  Form of Management Agreement for Prudential Health Sciences Fund.*



        (8)  Form of Management Agreement for Prudential Technology Fund.*


    (e) (1) Selected Dealer Agreement, incorporated by reference to Exhibit
       (e)(1) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.


        (2) Distribution Agreement for Prudential Utility Fund with Prudential Investment Management Services LLC, incorporated by reference to Exhibit
       (e)(2) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.



        (3) Form of Distribution Agreement for Prudential Financial Services Fund with Prudential Investment Management Services LLC.*



        (4) Form of Distribution Agreement for Prudential Health Sciences Fund with Prudential Investment Management Services LLC.*

        (5) Form of Distribution Agreement for Prudential Technology Fund with Prudential Investment Management Services LLC.*


    (g) Custodian Agreement between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.

    (h) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., incorporated by reference to
       Exhibit 9 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.

    (j)  Consent of independent accountants.*


    (m) (1) Amended and Restated Distribution and Service Plan for Class A shares of Prudential Utility Fund, incorporated by reference to Exhibit
       (m)(1) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.



        (2) Form of Distribution and Service Plan for Class A shares of Prudential Financial Services Fund.*



        (3) Form of Distribution and Service Plan for Class A shares of Prudential Health Sciences Fund.*



        (4) Form of Distribution and Service Plan for Class A shares of Prudential Technology Fund.*



        (5) Amended and Restated Distribution and Service Plan for Class B shares, incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.



        (6) Form of Distribution and Service Plan for Class B shares of Prudential Financial Services Fund.*



        (7) Form of Distribution and Service Plan for Class B shares of Prudential Health Sciences Fund.*



        (8) Form of Distribution and Service Plan for Class B shares of Prudential Technology Fund.*



        (9) Amended and Restated Distribution and Service Plan for Class C shares, incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.



        (10) Form of Distribution and Service Plan for Class C shares of Prudential Financial Services Fund.*



        (11) Form of Distribution and Service Plan for Class C shares of Prudential Health Sciences Fund.*



        (12) Form of Distribution and Service Plan for Class C shares of Prudential Technology Fund.*


    (n) Financial data schedules.*


    (o) Amended and Restated Rule 18f-3 Plan.*


------------------------
*Filed herewith.

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    None.

ITEM 25.  INDEMNIFICATION.


    As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940 (the 1940 Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit (b) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of each Distribution Agreement (Exhibits (e)(2) to (e)(5) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.


    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

    The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.


    Section 9 of the amended Management Agreement and each other Management Agreement (Exhibits (d)(5) and (d)(8) to the Registration Statement) and Section 4 of each Subadvisory Agreement (Exhibits (d)(1) to (d)(4) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC
(PIFM), The Prudential Investment Corporation (PIC) and Jennison Associates LLC (Jennison), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.


    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and each Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


    (a) Prudential Investments Fund Management LLC (PIFM)



    See "How the Funds are Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

    The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


NAME AND ADDRESS      POSITION WITH PIFM                                    PRINCIPAL OCCUPATIONS
--------------------  ------------------------  ------------------------------------------------------------------------------
Robert F. Gunia       Executive Vice President  Vice President, Prudential Investments; Executive Vice President and
                      and Treasurer               Treasurer, PIFM; Senior Vice President, Prudential Securities Incorporated
Neil A. McGuinness    Executive Vice President  Executive Vice President and Director of Marketing, Prudential Mutual Funds &
                                                  Annuities (PMF&A); Executive Vice President, PIFM
Robert J. Sullivan    Executive Vice President  Executive Vice President, PMF&A; Executive Vice President, PIFM



    (b) The Prudential Investment Corporation (PIC)



    See "How the Funds are Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.


    The business and other connections of PIC's directors and executive officers are as set forth below. The address of each person is Prudential Plaza, Newark, NJ 07102.

NAME AND ADDRESS        POSITION WITH PIC                            PRINCIPAL OCCUPATIONS
----------------------  ---------------------  ------------------------------------------------------------------
E. Michael Caulfield    Chairman of the        Chief Executive Officer of Prudential Investments of The
                        Board, President and     Prudential Insurance Company of America (Prudential)
                        Chief Executive
                        Officer and Director
John R. Strangfeld,     Vice President and     President of Private Asset Management Group of Prudential; Senior
Jr.                     Director                 Vice President, Prudential; Vice President and Director, PIC


    (c) Jennison Associates LLC (Jennison)



    See "How the Funds are Managed--Investment Adviser" in the Prospectuses constituting Part A of this Registration Statement and "Investment Advisory and Other Services--Manager and Investment Advisers" in the Statement of Additional Information constituting Part B of this Registration Statement.



    The business and other connections of Jennison directors and executive officers are listed in its Form ADV as currently on file with the Securities and Exchange Commission (File No. 801-5608), the text of which is hereby incorporated by reference.


ITEM 27.  PRINCIPAL UNDERWRITERS.

    (a) Prudential Investment Management Services LLC (PIMS)

    PIMS is distributor for Cash Accumulation Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, The Global Total Return Fund, Inc., Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Emerging Growth Fund, Inc., Prudential Equity Fund, Inc., Prudential Equity Income Fund, Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity

Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential International Bond Fund, Inc., Prudential Mid-Cap Value Fund, Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Small-Cap Quantum Fund, Inc., Prudential Small Company Value Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Managed Equity Fund, Prudential 20/20 Focus Fund, Prudential Utility Fund, Inc., Prudential World Fund, Inc., The Prudential Investment Portfolios, Inc. and The Target Portfolio Trust.

    (b) Information concerning the directors and officers of PIMS is set forth below.


                                POSITIONS AND                                                    POSITIONS AND
                                OFFICES WITH                                                     OFFICES WITH
NAME(1)                         UNDERWRITER                                                      REGISTRANT
------------------------------  ---------------------------------------------------------------  ----------------------
E. Michael Caulfield..........  President                                                        None
Mark R. Fetting...............  Executive Vice President                                         None
  Gateway Center Three
  100 Mulberry Street
  Newark, NJ 07102
Jean D. Hamilton..............  Executive Vice President                                         None
Ronald P. Joelson.............  Executive Vice President                                         None
John R. Strangfeld, Jr........  Executive Vice President                                         None
Mario A. Mosse................  Senior Vice President and Chief Operating Officer                None
Scott S. Wallner..............  Vice President, Secretary and Chief Legal Officer                None
Michael G. Williamson.........  Vice President, Comptroller and Chief Financial Officer          None
C. Edward Chaplin.............  Treasurer                                                        None


------------------------

(1) The address of each person named is 751 Broad Street, Newark, New Jersey 07102-4077 unless otherwise indicated.

    (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

    All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, The Prudential Investment Corporation, Prudential Plaza, 745 Broad Street, Newark, New Jersey 07102 and Two Gateway Center, Newark, New Jersey, 07102, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and Prudential Mutual Fund Services LLC, Raritan Plaza One, Edison, New Jersey 08837. Documents required by Rules 31a-1(b)(5),
(6), (7), (9), (10) and (11), 31a-1(f) and 31a-1(b)(4) and (11) and 31a-1(d)
will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.

ITEM 29.  MANAGEMENT SERVICES.


    Other than as set forth under the captions "How the Funds are Managed--Manager", "How the Funds are Managed-- Investment Advisers" and "How the Funds are Managed--Distributor" in the Prospectus and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.


ITEM 30.  UNDERTAKINGS.

    Not applicable.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed by the undersigned, duly authorized, in the City of Newark and State of New Jersey on the 8th day of March, 1999.



                                PRUDENTIAL UTILITY FUND, INC.

                                By:             /s/ MENDEL A. MELZER
                                     ------------------------------------------
                                                 (ACTING PRESIDENT)



    Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                  SIGNATURE                              TITLE                   DATE
---------------------------------------------  -------------------------  ------------------
                  /s/ Grace C. Torres          Treasurer and Principal         March 8, 1999
    ------------------------------------         Financial and
                GRACE C. TORRES                  Accounting Officer
                 /s/ Edward D. Beach
    ------------------------------------       Director                        March 8, 1999
                EDWARD D. BEACH
              /s/ Delayne Dedrick Gold
    ------------------------------------       Director                        March 8, 1999
              DELAYNE DEDRICK GOLD
                  /s/ Robert F. Gunia
    ------------------------------------       Director                        March 8, 1999
                ROBERT F. GUNIA
            /s/ Douglas H. McCorkindale
    ------------------------------------       Director                        March 8, 1999
            DOUGLAS H. MCCORKINDALE
                 /s/ Mendel A. Melzer
    ------------------------------------       Acting President and            March 8, 1999
                MENDEL A. MELZER                 Director
                 /s/ Thomas T. Mooney
    ------------------------------------       Director                        March 8, 1999
                THOMAS T. MOONEY
    ------------------------------------       Director                        March 8, 1999
                STEPHEN P. MUNN
               /s/ Richard A. Redeker
    ------------------------------------       Director                        March 8, 1999
               RICHARD A. REDEKER
                  /s/ Robin B. Smith
    ------------------------------------       Director                        March 8, 1999
                 ROBIN B. SMITH
                /s/ Louis A. Weil, III
    ------------------------------------       Director                        March 8, 1999
               LOUIS A. WEIL, III
                /s/ Clay T. Whitehead
    ------------------------------------       Director                        March 8, 1999
               CLAY T. WHITEHEAD

                                 EXHIBIT INDEX

    (a) (1) Articles of Amendment to Articles of Incorporation, incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

        (2) Articles of Restatement, incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

        (3) Articles Supplementary, incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1996.

        (4) Articles Supplementary, incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.


        (5) Articles of Amendment to Articles of Incorporation.*



        (6) Articles Supplementary.*


    (b) By-Laws, incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.

    (c) Specimen Stock Certificate issued by the Registrant, incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.


    (d) (1) Subadvisory Agreement for Prudential Utility Fund between Prudential Mutual Fund Management, Inc. and The Prudential Investment Corporation, incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.



        (2) Form of Subadvisory Agreement for Prudential Financial Services Fund between Prudential Investments Fund Management LLC and The Prudential Investment Corporation.*



        (3) Form of Subadvisory Agreement for Prudential Technology Fund between Prudential Investments Fund Management LLC and The Prudential Investment Corporation.*



        (4) Form of Subadvisory Agreement for Prudential Health Sciences Fund between Prudential Investments Fund Management LLC and Jennison Associates LLC.*



        (5) Amended Management Agreement for Prudential Utility Fund, incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 1, 1995.



        (6)  Form of Management Agreement for Prudential Financial Services
       Fund.*



        (7)  Form of Management Agreement for Prudential Health Sciences Fund.*



        (8)  Form of Management Agreement for Prudential Technology Fund.*


    (e) (1) Selected Dealer Agreement, incorporated by reference to Exhibit
       (e)(1) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.


        (2) Distribution Agreement for Prudential Utility Fund with Prudential Investment Management Services LLC, incorporated by reference to Exhibit
       (e)(2) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.



        (3) Form of Distribution Agreement for Prudential Financial Services Fund with Prudential Investment Management Services LLC.*

        (4) Form of Distribution Agreement for Prudential Health Sciences Fund with Prudential Investment Management Services LLC.*



        (5) Form of Distribution Agreement for Prudential Technology Fund with Prudential Investment Management Services LLC.*


    (g) Custodian Agreement between the Registrant and State Street Bank and Trust Company, incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.

    (h) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc, incorporated by reference to
       Exhibit 9 to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on March 4, 1997.

    (j)  Consent of independent accountants.*


    (m) (1) Amended and Restated Distribution and Service Plan for Class A shares of Prudential Utility Fund, incorporated by reference to Exhibit
       (m)(1) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.



        (2) Form of Distribution and Service Plan for Class A shares of Prudential Financial Services Fund.*



        (3) Form of Distribution and Service Plan for Class A shares of Prudential Health Sciences Fund.*



        (4) Form of Distribution and Service Plan for Class A shares of Prudential Technology Fund.*



        (5) Amended and Restated Distribution and Service Plan for Class B shares, incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.



        (6) Form of Distribution and Service Plan for Class B shares of Prudential Financial Services Fund.*



        (7) Form of Distribution and Service Plan for Class B shares of Prudential Health Sciences Fund.*



        (8) Form of Distribution and Service Plan for Class B shares of Prudential Technology Fund.*



        (9) Amended and Restated Distribution and Service Plan for Class C shares, incorporated by reference to Exhibit (m)(3) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (File No. 2-72097) filed via EDGAR on December 30, 1998.



        (10) Form of Distribution and Service Plan for Class C shares of Prudential Financial Services Fund.*



        (11) Form of Distribution and Service Plan for Class C shares of Prudential Health Sciences Fund.*



        (12) Form of Distribution and Service Plan for Class C shares of Prudential Technology Fund.*


    (n) Financial data schedules.*


    (o) Amended and Restated Rule 18f-3 Plan.*

------------------------
 *Filed herewith.